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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2008 through April 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.






Pioneer Global Aggregate
Bond Fund
--------------------------------------------------------------------------------
Semiannual Report | April 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGABX
Class C   PGCBX
Class Y   PGYBX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             7

Prices and Distributions                                                      8

Performance Update                                                            9

Comparing Ongoing Fund Expenses                                              12

Schedule of Investments                                                      14

Financial Statements                                                         28

Notes to Financial Statements                                                35

Trustees, Officers and Service Providers                                     43


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    3

Portfolio Management Discussion | 4/30/09

Reacting to substantial and widening problems among major financial institutions in the late summer and early fall of 2008, the world's fixed-income markets experienced an unusually high degree of volatility over the six months ended April 30, 2009. Better-quality bonds clearly outperformed during the first four months of the period, as the market witnessed a worldwide flight to quality and safety. However, the credit markets appeared to improve in March and April 2009, leading to improved performance by some credit-exposed asset classes. In the following discussion, Charles Melchreit discusses the performance of Pioneer Global Aggregate Bond Fund during the six months ending April 30, 2009. Mr. Melchreit, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q    How did the Fund perform during the six months ended April 30, 2009?

A Pioneer Aggregate Bond Fund Class A shares generated a total return of 6.00% at net asset value during the six months ended April 30, 2009, while the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index, the Fund's benchmark, returned 6.68%. During the same period, the average return of the 137 funds in Lipper's Global Income Funds category was 5.79%. On April 30, 2009, the 30-day SEC yield of Class A shares was 4.05%.

Q What were the principal factors affecting the Fund's performance during the six months ended April 30, 2009?

A The period saw a dramatic change in sentiment in worldwide fixed-income markets, leading to substantial volatility. The first four months of the period saw continuing concerns about the extent of the credit crisis, which drove a global flight to quality. Investments in U.S. Treasuries and government agency securities held up better than those exposed to credit risk, while perceived safe havens such as the U.S. dollar and the Japanese yen also did well. That changed in March 2009, as frozen credit markets appeared to be thawing and investors were more willing to take on credit risk. Despite the change in sentiment, the global economy remained sluggish, with the economies of the U.S., Europe, the United Kingdom and Japan all contracting, although early signs of a potential stabilization surfaced in the U.S. and Japan. Their economies had been the first to fall into recession.

Q    How did you position the Fund in this environment?

A During most of the period, we maintained a high-quality portfolio. We also kept the Fund's duration -- or sensitivity to changes in interest rates -- long because we thought interest rates were likely to decline due to the


4 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09 accommodative policies of the world's major central banks. The Fund had a significant overweighting in the U.S dollar, but was underweighted to the euro and the British pound. We normally have de-emphasized Japan because of the very low yields available in that nation, but the Fund's underweight was not as dramatic as it had been earlier. Toward the end of the period, however, we started opportunistically to invest the Fund's assets in more credit-sensitive securities, including corporate bonds and non-agency mortgages. At the same time, we added to the Fund's currency exposure to selective resource-based economies, such as Australia and Canada.

     During the six months ended April 30, 2009, the average credit quality of the Fund's holdings declined from AA to AA-, as we reduced the Fund's AAA exposure by nine percentage points, principally through the sale of U.S. government agency mortgage securities and the acquisition of more corporate bonds and non-agency securities. At the end of the period (April 30, 2009), 48.9% of the Fund's assets were in foreign investment-grade bonds, mainly in government securities of developed nations; 25.4% of assets were invested in mortgage-backed bonds; and 24.6% of Fund assets were invested in investment-grade corporates. U.S. high-yield bonds accounted for 4.8% of assets.

Q What types of investments had the greatest impact on the Fund's results during the six-month period ended April 30, 2009?

A The Fund's currency positioning, especially the underweight in the British pound, added to returns. In addition, the Fund's long-duration stance in the United States helped, as government bonds rallied when interest rates fell. The 10-year U.S. Treasury, for example, dropped by .83 percentage points (83 basis points), leading to price appreciation. The emphasis on government bonds outside the United States also supported the Fund's results, particularly during the first four months of the period, while the added positions in U.S. corporate debt helped results during the latter part of the period. However, the Fund's relatively short-duration stance in Europe did not help, while exposure to bonds of financial companies based both in the United States and in foreign markets also held back Fund returns.

Q    What is your investment outlook?

A We continue to be cautiously optimistic and plan to continue to add slowly to the Fund's credit exposure. We think investors, over the longer term, should be well compensated for the risks. We also intend to add some structured securities, especially non-agency mortgage-backed securities, where we see good value. We remain cautious about Europe, however, as European economies are expected to lag the United States in emerging from recession. We may decrease the Fund's emphasis on foreign governments and add to positions in foreign corporates.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    5

     We expect to keep the Fund's duration relatively long, though we will modify this stance if we perceive inflation pressures. In looking at currencies, we believe there is some value in commodity related currencies. We may add to the Fund's positions there, while lightening its exposure to the Japanese yen.


Please refer to the Schedule of Investments on pages 14-27 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Portfolio Summary | 4/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                                    37.0%
Foreign Government Bonds                                                32.2%
U.S. Government Securities                                              19.7%
Collateralized Mortgage Obligations                                      6.1%
Asset Backed Securities                                                  1.8%
Municipal Bonds                                                          1.6%
Temporary Cash Investments                                               0.9%
Convertible Corporate Bonds                                              0.5%
Convertible Preferred Stock                                              0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                  6.50%
 2.    Japan Government 5-Year, 1.2%, 3/20/12                          5.67
 3.    Federal Home Loan Mortgage Corp., 6.5%, 8/1/37                  4.29
 4.    Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                  4.06
 5.    Government National Mortgage Association, 5.5%, 1/15/38         3.53
 6.    Deutchsland Rep Bundes, 5.25%, 1/4/11                           3.41
 7.    Japan Government 10-Year, 1.7%, 9/20/16                         3.13
 8.    Canada Housing Trust, 3.55%, 9/15/13                            2.95
 9.    Bonos Y Oblig Del ES, 4.4%, 1/31/15                             2.70
10.    Japan Government 20-Year, 1.5%, 3/20/19                         2.58

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    7

Prices and Distributions | 4/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

  Class           4/30/09           10/31/08
    A             $ 9.62            $ 9.25
--------------------------------------------
    C             $ 9.60            $ 9.23
--------------------------------------------
    Y             $ 9.62            $ 9.25
--------------------------------------------

Distributions per Share: 11/1/08-4/30/09
--------------------------------------------------------------------------------

                 Net Investment        Short-Term        Long-Term        Non-Taxable
    Class            Income          Capital Gains     Capital Gains     Distributions
      A             $ 0.1817             $ --              $ --              $ --
--------------------------------------------------------------------------------------
      C             $ 0.1387             $ --              $ --              $ --
--------------------------------------------------------------------------------------
      Y             $ 0.1819             $ --              $ --              $ --
--------------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 9-11.


8    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                    Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.


Average Annual Total Returns
(As of April 30, 2009)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
Life-of-Class
(12/28/07)                                 0.38%          -3.00%
1 Year                                    -3.37           -7.75
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------
                                           3.16%           1.00%
--------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                                   Barclays Capital
                                                   (formerly Lehman
                              Pioneer Global       Brothers) Global
                                Aggregate             Aggregate
                                Bond Fund             Bond Index

12/07                             9,550                 10,000
4/08                              9,982                 10,460
4/09                              9,646                 10,229

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    9

Performance Update | 4/30/09                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.


Average Annual Total Returns
(As of April 30, 2009)
--------------------------------------------------------------------
                                        If            If
Period                                  Held          Redeemed
--------------------------------------------------------------------
Life-of-Class
(12/28/07)                                  -0.55%        -0.55%
1 Year                                      -4.35         -4.35
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------
                                           Gross          Net
--------------------------------------------------------------------
                                             3.84%         1.90%
--------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                                   Barclays Capital
                                                   (formerly Lehman
                              Pioneer Global       Brothers) Global
                                Aggregate             Aggregate
                                Bond Fund             Bond Index

12/07                            10,000                 10,000
4/08                             10,429                 10,460
4/09                              9,976                 10,229

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/10 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Performance Update| 4/30/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.


Average Annual Total Returns
(As of April 30, 2009)
-------------------------------------------------------------------
                                          If             If
Period                                    Held           Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (12/28/07)                                  0.43%          0.43%
 1 Year                                     -3.32          -3.32
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2009)
-------------------------------------------------------------------
                                           Gross           Net
-------------------------------------------------------------------
                                             2.82%          2.82%
-------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                                   Barclays Capital
                                                   (formerly Lehman
                              Pioneer Global       Brothers) Global
                                Aggregate             Aggregate
                                Bond Fund             Bond Index

12/07                            10,000                 10,000
4/08                             10,455                 10,460
4/09                             10,108                 10,229

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from November 1, 2008 through April 30, 2009.


 Share Class                           A                C                Y
 Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 11/1/08
--------------------------------------------------------------------------------
 Ending Account Value             $ 1,060.00       $ 1,055.40       $ 1,060.00
 (after expenses) on 4/30/09
--------------------------------------------------------------------------------
 Expenses Paid                    $     5.11       $     9.68       $     5.16
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 1.01% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period)


12    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2008 through April 30, 2009.

 Share Class                           A                C                Y
 Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 11/1/08
--------------------------------------------------------------------------------
 Ending Account Value             $ 1,019.84       $ 1,015.37       $ 1,019.79
 (after expenses) on 4/30/09
--------------------------------------------------------------------------------
 Expenses Paid                    $     5.01       $     9.49       $     5.06
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 1.01% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period)


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    13

Schedule of Investments | 4/30/09 (unaudited)


----------------------------------------------------------------------------------------------------------
Principal           Floating      S&P/Moody's
Amount              Rate (d)      Ratings                                                       Value
----------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE CORPORATE BONDS -- 0.4%
                                                  ENERGY -- 0.2%
                                                  Coal & Consumable Fuels -- 0.2%
   $    20,000                       BB-/NR       Massey Energy Co., 3.25%, 8/1/15              $   12,275
                                                                                                ----------
                                                  Total Energy                                  $   12,275
----------------------------------------------------------------------------------------------------------
                                                  BANKS -- 0.2%
                                                  Regional Banks -- 0.2%
        20,000                        A/A1        National City Corp., 4.0%, 2/1/11             $   18,625
                                                                                                ----------
                                                  Total Banks                                   $   18,625
----------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                                  (Cost $29,593)                                $   30,900
----------------------------------------------------------------------------------------------------------
 Shares
                                                  CONVERTIBLE PREFERRED STOCK -- 0.2%
                                                  DIVERSIFIED FINANCIALS -- 0.2%
                                                  Diversified Financial Services -- 0.2%
            25                                    Bank of America Corp., 7.25%, 12/31/49        $   14,425
                                                                                                ----------
                                                  Total Diversified Financials                  $   14,425
----------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE PREFERRED STOCK
                                                  (Cost $20,367)                                $   14,425
----------------------------------------------------------------------------------------------------------
Principal
Amount
                                                  ASSET BACKED SECURITIES -- 1.8%
                                                  BANKS -- 1.3%
                                                  Thrifts & Mortgage Finance -- 1.3%
   $    25,000           1.03        AA+/Aa1      Countrywide Asset Backed Certificates,
                                                  Floating Rate Note, 11/25/35                  $   20,521
         8,386                       AAA/Aaa      Countrywide Asset Backed Certificates,
                                                  5.069% 022536                                      7,621
         2,757           5.15        AAA/Aaa      Credit-Based Asset Servicing & Securities,
                                                  Floating Rate Note, 11/25/35                       2,694
        17,016           0.63        AAA/B1       FFML 2006-FF4 A2, Floating Rate Note,
                                                  3/25/36                                            9,147
         6,823           0.70        AAA/Aa2      GSAMP Trust, Floating Rate Note,
                                                  11/25/35                                           6,080
        14,589           0.87         A/A2        GSAMP Trust, Floating Rate Note, 3/25/35          13,249
         6,040                       AA+/Aa2      Morgan Stanley Capital, Inc., 0.88375%,
                                                  3/25/35                                            5,834
         8,535                       AAA/Aa2      Morgan Stanley Ixis Real Estate, 1.445%,
                                                  11/25/36                                           7,956
        17,915           0.69        AAA/Aa2      SASC 2007-BC4 A3, Floating Rate Note,
                                                  11/25/37                                          14,733
                                                                                                ----------
                                                                                                $   87,835
                                                                                                ----------
                                                  Total Banks                                   $   87,835
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                        Value
--------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.5%
                                                Consumer Finance -- 0.2%
$    20,000           0.96        AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note,
                                                8/25/35                                       $   15,447
--------------------------------------------------------------------------------------------------------
                                                Diversified Financial Services -- 0.2%
      3,925                       AAA/Aaa       Capital Auto Receivables Asset Trust,
                                                0.685%, 3/15/10                               $    3,922
     10,396           5.22        AAA/Aaa       JPMorgan Mortgage Acquisition Corp.,
                                                Floating Rate Note, 10/25/35                      10,224
                                                                                              ----------
                                                                                              $   14,146
--------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 0.1%
     20,000           0.68       AAA/Caa3       MLMI 2006-AR1 A2C, Floating Rate Note,
                                                3/25/37                                       $    6,304
                                                                                              ----------
                                                Total Diversified Financials                  $   35,897
--------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET BACKED SECURITIES
                                                (Cost $140,362)                               $  123,732
--------------------------------------------------------------------------------------------------------
                                                COLLATERALIZED MORTGAGE
                                                OBLIGATIONS -- 5.9%
                                                COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                                Diversified Support Services -- 0.3%
     25,000                       AAA/NR        CW Capital Cobalt, Ltd., 5.174%,
                                                8/15/48                                       $   22,056
                                                                                              ----------
                                                Total Commercial Services & Supplies          $   22,056
--------------------------------------------------------------------------------------------------------
                                                BANKS -- 3.5%
                                                Diversified Banks -- 0.3%
     32,579                       AAA/Ba2       RALI 2005-QA10 A41, 5.7412%,
--------------------------------------------------------------------------------------------------------
                                                9/25/35                                       $   19,964
                                                Thrifts & Mortgage Finance -- 3.2%
     25,000                       AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%,
                                                11/18/29                                      $   25,561
     32,718                       AAA/Aaa       JPMorgan Mortgage Trust, 6.0%, 8/25/34            29,293
     15,000                       AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                  14,387
     41,689                       AAA/Aaa       JPMCC 2004-CB8 A1A, 4.158%, 1/12/39               34,760
     25,000                       NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36 (f)              22,250
     50,000                       AAA/Aaa       TSTAR 2006-1A A, 5.668%, 10/15/36                 40,000
     23,231           0.67        AAA/Aa1       WAMU Mortgage Pass-Through
                                                Certificates, Floating Rate Note, 4/25/45         11,205
     25,922                       AAA/NR        Wells Fargo Mortgage Backed Securities,
                                                5.0%, 11/25/20                                    24,739
     22,162                       NR/Baa3       Wells Fargo Mortgage Backed Securities
                                                5.0%, 3/25/21                                     20,265
                                                                                              ----------
                                                                                              $  222,460
                                                                                              ----------
                                                Total Banks                                   $  242,424
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    15

----------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount         Rate (d)      Ratings                                                            Value
----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.0%
                                              Diversified Financial Services -- 0.8%
$  10,000                       AAA/A2        CCI 2005 1A C, 5.074%, 6/15/35                    $    9,400
   15,994                       NR/Aaa        CMSI 2006-1 3A1, 5.0%, 2/25/36                        11,643
   42,544                       AAA/AAA       Master Alternative Loans Trust, 6.0%,
                                              7/25/34                                               35,963
                                                                                                ----------
                                                                                                $   57,006
----------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.2%
1,353,895                       AAA/Aaa       MSDWC 2000-1345 X, 0.7259%, 9/3/15                $   11,121
                                                                                                ----------
                                              Total Diversified Financials                      $   68,127
----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.4%
                                              Mortgage Real Estate Investment Trusts -- 0.4%
   33,220                       AAA/Aaa       CS First Boston Mortgage Security Corp., 3.5%,
                                              7/25/18                                           $   30,423
                                                                                                ----------
                                              Total Real Estate                                 $   30,423
----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.7%
                                              Government -- 0.7%
   50,000                       AAA/Aaa       FHR 3211 PB, 5.5%, 2/15/33                        $   52,210
                                                                                                ----------
                                              Total Government                                  $   52,210
----------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              MORTGAGE OBLIGATIONS
                                              (Cost $456,208)                                   $  415,240
----------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 35.8%
                                              ENERGY -- 5.1%
                                              Integrated Oil & Gas -- 0.3%
   25,000                      BBB+/Baa1      Marathon Oil Corp., 5.9%, 3/15/18                 $   23,820
                                                                                                ----------
                                              Oil & Gas Drilling -- 0.8%
   50,000                      BBB+/Baa2      Transocean Sedco, 1.5%, 12/15/37                  $   44,188
   10,000                      BBB+/Baa2      Transocean Sedco, 1.625%, 12/15/37                     9,313
                                                                                                ----------
                                                                                                $   53,501
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.4%
   25,000                      BBB+/Baa1      Weatherford International, Ltd., 9.625%,
                                              3/1/19                                            $   26,981
----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.9%
   10,000                      BBB/Baa2       Canadian National Resources Ltd., 5.9%,
                                              2/1/18                                            $    9,336
   50,000                       BB/Ba3        Chesapeake Energy Corp., 9.5%, 2/15/15                50,500
                                                                                                ----------
                                                                                                $   59,836
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

--------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                        Value
--------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.6%
$    25,000                      BBB/Baa1       Spectra Energy Capital LLC, 6.2%, 4/15/18     $   22,445
     20,000                      BBB/Baa2       Valero Energy Corp., 9.375%, 3/15/19              22,337
                                                                                              ----------
                                                                                              $   44,782
--------------------------------------------------------------------------------------------------------
                                                Oil & Gas Storage & Transportation -- 2.1%
     25,000                      BBB/Baa2       Buckeye Partners LP, 6.05%, 1/15/18           $   21,189
     25,000                      BBB/Baa2       DCP Midstream LP, 9.75%, 3/15/19                  24,802
     10,000                      BBB/Baa2       Kinder Morgan Energy LP, 5.95%,
                                                2/15/18                                            9,275
     30,000                      BBB-/Baa3      NGPL Pipeco LLC, 6.514%, 12/15/12
                                                (144A)                                            29,622
     25,000                      BBB-/Baa3      Plains All America Pipeline LP, 6.125%,
                                                1/15/17                                           21,830
     10,000                       BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                9,171
     40,000           7.00        BB/Ba1        Teppco Partners LP, Floating Rate Note,
                                                6/1/67                                            21,713
     10,000                        A-/A3        Trans-Canada Pipelines Ltd., 7.125%,
                                                1/15/09                                           10,968
                                                                                              ----------
                                                                                              $  148,570
                                                                                              ----------
                                                Total Energy                                  $  357,490
--------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 2.0%
                                                Diversified Metals & Mining -- 0.7%
     25,000           5.88       BBB-/Ba2       Freeport-McMoran Copper & Gold, Inc.,
                                                Floating Rate Note, 4/1/15                    $   21,938
     25,000                      BBB/Baa1       Rio Tinto Finance Plc, 8.95%, 5/1/14              25,877
                                                                                              ----------
                                                                                              $   47,815
--------------------------------------------------------------------------------------------------------
                                                Fertilizers & Agricultural Chemicals -- 0.5%
     40,000                      BBB/Baa2       Agrium, Inc., 6.75%, 1/15/19                  $   36,404
--------------------------------------------------------------------------------------------------------
                                                Specialty Chemicals -- 0.3%
     50,000                      CCC-/Caa2      Kronos International, Inc., 6.5%, 4/15/13     $   21,881
--------------------------------------------------------------------------------------------------------
                                                Steel -- 0.5%
     30,000                      BBB+/Baa2      ArcelorMittal SA, 6.125%, 6/1/18              $   24,176
     10,000                      BBB/Baa2       Commercial Metals Co., 7.35%, 8/15/18              7,163
                                                                                              ----------
                                                                                              $   31,339
                                                                                              ----------
                                                Total Materials                               $  137,439
--------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 2.0%
                                                Aerospace & Defense -- 0.5%
     10,000                       BB/Ba3        DigitalGlobeM, Inc., 10.5%, 5/1/14            $   10,100
     30,000                       BB/Ba2        Esterline Tech Corp., 6.625%, 3/1/17              27,600
                                                                                              ----------
                                                                                              $   37,700
--------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery &
                                                Heavy Trucks -- 0.1%
     10,000                      BBB/Baa3       Cummins, Inc., 6.75%, 2/15/27                 $    7,650
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    17

-------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                                Electrical Component & Equipment -- 0.3%
$    25,000                       B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17              $   22,125
-------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- 0.4%
     25,000                       BB+/Ba3       Leucadia National Corp., 7.125%,
                                                3/15/17 (144A)                               $   18,563
     10,000                      BBB+/Baa1      Tyco International Group SA, 8.5%
                                                1/15/19                                          10,704
                                                                                             ----------
                                                                                             $   29,267
-------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.2%
     15,000                      BBB+/Baa1      Ingersoll-Rand Global Holding Co., Ltd.,
                                                9.5%, 4/15/14                                $   15,690
-------------------------------------------------------------------------------------------------------
                                                Trading Companies & Distributors -- 0.5%
     40,000                      BBB+/Baa1      GATX Financial Corp., 6.0%, 2/15/18          $   31,531
                                                                                             ----------
                                                Total Capital Goods                          $  143,963
-------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                                Office Services & Supplies -- 0.3%
     25,000                        A/A1         Pitney Bowes, Inc., 5.6%, 3/15/18            $   24,119
                                                                                             ----------
                                                Total Commercial Services & Supplies         $   24,119
-------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 1.0%
                                                Railroads -- 1.0%
     25,000                      BBB/Baa1       Burlington Sante Fe Corp., 5.75%,
                                                3/15/08                                      $   24,878
     50,000                      BBB/Baa2       Union Pacific Corp., 5.7%, 8/15/18               48,013
                                                                                             ----------
                                                                                             $   72,891
                                                                                             ----------
                                                Total Transportation                         $   72,891
-------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES & APPAREL -- 0.3%
                                                Household Appliances -- 0.3%
     25,000                      BBB-/Baa3      Whirlpool Corp., 5.5%, 3/1/13                $   22,500
                                                                                             ----------
                                                Total Consumer Durables & Apparel            $   22,500
-------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 1.0%
                                                Education Services -- 1.0%
     30,000                       AAA/Aaa       Leland Stanford Junior University, 4.75%,
                                                5/1/19                                       $   29,953
     40,000                       AAA/Aaa       President & Fellows of Harvard, 3.7%,
                                                4/1/13                                           39,812
                                                                                             ----------
                                                                                             $   69,765
                                                                                             ----------
                                                Total Consumer Services                      $   69,765
-------------------------------------------------------------------------------------------------------
                                                MEDIA -- 0.6%
                                                Broadcasting -- 0.0%
     25,000                      CCC/Caa2       Univision Communications Inc., 9.75%,
                                                3/15/15 PIK (144A)                           $    4,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

-------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                                Cable & Satellite -- 0.6%
$    25,000                      BBB/Baa1       British Sky Broadcasting Group Plc, 6.1%,
                                                2/15/18 (144A)                               $   22,739
     10,000                      BBB/Baa2       Time Warner Cable, Inc., 8.25%, 4/1/19           11,052
      5,000                      BBB/Baa2       Time Warner Cable, Inc., 8.75, 2/14/19            5,621
                                                                                             ----------
                                                                                             $   39,412
                                                                                             ----------
                                                Total Media                                  $   43,412
-------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 0.6%
                                                Brewers -- 0.3%
     20,000                      BBB+/Baa2      Anheuser-Busch InBev Worldwide, Inc.,
                                                7.75%, 1/15/19 (144A)                        $   21,448
-------------------------------------------------------------------------------------------------------
                                                Tobacco -- 0.3%
     25,000                      BBB/Baa1       UST, Inc., 5.75%, 3/1/18                     $   22,479
                                                                                             ----------
                                                Total Food, Beverage & Tobacco               $   43,927
-------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                                Health Care Facilities -- 0.2%
      5,000                       BB-/B2        HCA, Inc., 9.125%, 11/15/14                  $    4,950
     10,000                       BB/Ba3        HCA, Inc., 8.5%, 4/15/19                         10,063
                                                                                             ----------
                                                                                             $   15,013
-------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.6%
     40,000                       A-/Baa1       UnitedHealth Group, Inc., 4.875%,
                                                2/15/13                                      $   38,993
                                                                                             ----------
                                                Total Health Care Equipment & Services       $   54,006
-------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                                Biotechnology -- 0.4%
     25,000                      BBB+/Baa3      Biogen Idec, Inc., 6.0%, 3/1/13              $   25,142
                                                                                             ----------
                                                Total Pharmaceuticals & Biotechnology        $   25,142
-------------------------------------------------------------------------------------------------------
                                                BANKS -- 7.8%
                                                Diversified Banks -- 6.1%
     80,000           5.18        AA-/Aa2       BNP Paribas SA, Floating Rate Note,
                                                10/17/16                                     $   89,552
     80,000           5.16        A+/Aa2        DnB NOR Bank ASA, Floating Rate Note,
                                                9/28/15                                          85,074
    100,000           5.22        A+/Aa3        Intesa Sanpaolo S.p.A., Floating Rate
                                                Note, 2/8/16                                    107,726
     80,000           3.63         A/A3         Standard Chartered, Floating Rate Note,
                                                2/3/17                                           77,955
     20,000                        AA/A1        Wachovia Corp., 5.75%, 6/15/17                   18,336
     50,000                        AA/A1        Wells Fargo Co., 4.375%, 1/31/13 (b)             48,127
                                                                                             ----------
                                                                                             $  426,770
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    19

----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                    Value
----------------------------------------------------------------------------------------------------
                                                Regional Banks -- 1.7%
$    15,000                        A-/A2        Keycorp, 6.5%, 5/14/13                    $   14,252
     25,000                       A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18          22,173
     65,000           8.25        BBB/A3        PNC Funding Corp., Floating Rate Note,
                                                5/29/49                                       43,550
     20,000                       AA/Aa3        Wachovia Bank N.A., 6.0%, 11/15/17            18,067
     25,000                        A/B2         Wells Fargo Capital Management, Inc.,
                                                9.75%, 12/29/49                               21,250
                                                                                          ----------
                                                                                          $  119,292
                                                                                          ----------
                                                Total Banks                               $  546,062
----------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 5.6%
                                                Asset Management & Custody Banks -- 0.3%
     25,000                        A-/A3        Eaton Vance Corp., 6.5%, 10/2/17          $   22,565
----------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 1.0%
     30,000                      BB+/Baa2       American General Finance Corp., 6.9%,
                                                12/15/17                                  $   12,090
     35,000                        A+/A1        American Honda Finance Corp., 6.7%,
                                                10/1/13 (144A)                                33,354
     25,000                        A/A2         Caterpillar Financial Services Corp.,
                                                7.05%, 10/1/18                                24,708
                                                                                          ----------
                                                                                          $   70,152
----------------------------------------------------------------------------------------------------
                                                Diversified Financial Services -- 1.1%
     15,000                       AA+/Aa2       General Electric Capital Corp., 4.0%,
                                                2/15/12                                   $   14,286
     25,000                       A+/Aa3        JPMorgan Chase & Co., 6.0%, 1/15/18           24,306
     50,000                       BBB+/A2       JPMorgan Chase & Co., 7.9%, 4/29/49           38,038
                                                                                          ----------
                                                                                          $   76,630
----------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 2.0%
    110,000           5.79        BBB/A3        Goldman Sachs Capital, Floating Rate
                                                Note, 12/29/49                            $   54,405
     50,000                        A/A2         Merrill Lynch & Co., 5.45%, 2/5/13            43,777
     45,000                        A/A2         Morgan Stanley Dean Witter, Floating
                                                Rate Note, 4/1/18                             42,825
                                                                                          ----------
                                                                                          $  141,007
----------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 1.2%
     25,000                      BBB-/Ba2       CIT Group, Inc., 7.625%, 11/30/12         $   15,505
     48,542                       NR/Baa3       Coso Geothermal Power Holdings LLC,
                                                7.0%, 7/15/26 (144A)                          37,135
     35,000                      BBB+/Baa2      International Lease Finance Corp.,
                                                6.375%, 3/25/13                               21,376
     10,000                        A+/A1        National Rural Utilities Corp.,
                                                5.45%, 2/1/18                                  9,613
                                                                                          ----------
                                                                                          $   83,629
                                                                                          ----------
                                                Total Diversified Financials              $  393,983
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

---------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                          Value
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 2.8%
                                                Life & Health Insurance -- 0.3%
$    25,000                       A/Baa2        Prudential Financial, Inc., 5.15%,
                                                1/15/13                                         $  20,296
---------------------------------------------------------------------------------------------------------
                                                Multi-Line Insurance -- 1.8%
     25,000                       BB-/Ba1       AFC Capital Trust I, 8.207%, 2/3/27             $  17,000
     80,000           6.75         A-/A3        AXA SA, Floating Rate Note, 12/15/20               93,359
     45,000           7.00        BB/Baa3       Liberty Mutual Group, Inc., 7.0%,
                                                3/15/37 (144A)                                     16,566
                                                                                                ---------
                                                                                                $ 126,925
---------------------------------------------------------------------------------------------------------
                                                Reinsurance -- 0.7%
     20,000                       AAA/Aa2       Berkshire Hathway, Inc., 5.0%, 8/15/13          $  20,717
     40,000                       BBB+/NA       Platinum Underwriters Holdings, Ltd.,
                                                7.5%, 6/1/17                                       28,149
                                                                                                ---------
                                                                                                $  48,866
                                                                                                ---------
                                                Total Insurance                                 $ 196,087
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 0.6%
                                                Diversified Real Estate Activities -- 0.5%
     35,000                        A-/A2        WEA Finance LLC, 7.125%, 4/15/18                $  30,625
---------------------------------------------------------------------------------------------------------
                                                Specialized Real Estate Investment Trusts -- 0.1%
     10,000                      BBB-/Baa2      Health Care Real Estate Investment Trust,
                                                Inc., 6.2%, 6/1/16                              $   8,200
                                                                                                ---------
                                                Total Real Estate                               $  38,825
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 0.5%
                                                Data Processing & Outsourced Services -- 0.5%
     55,000                        B-/B3        First Data Corp., 9.875%, 9/24/15
                                                (144A)                                          $  38,019
                                                                                                ---------
                                                Total Software & Services                       $  38,019
---------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                                Computer Storage & Peripherals -- 0.1%
     10,000                       BB+/Ba1       Seagate Technology International Co., Ltd.,
                                                10.0%, 5/1/14                                   $  10,000
                                                                                                ---------
                                                Total Technology Hardware & Equipment           $  10,000
---------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS -- 0.3%
                                                Semiconductor Equipment -- 0.3%
     25,000                      BBB/Baa1       Klac Instruments Corp., 6.9%, 5/1/18            $  19,624
                                                                                                ---------
                                                Total Semiconductors                            $  19,624
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    21

-------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                      Value
-------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 2.2%
                                                Integrated Telecommunication Services -- 2.2%
$    20,000                      BBB-/Baa3      Embarq Corp., 7.082%, 6/1/16                $   19,200
     15,000                       BB/Ba2        Frontier Communications Corp., 8.25%,
                                                5/1/14 (b)                                      14,813
     10,000                      CCC+/Caa1      Paetec Holding Corp., 9.5%, 7/15/15              7,500
     50,000                       A-/Baa1       Telefonica Emisiones SAU, 5.496%,
                                                4/1/16                                          67,654
     20,000                        A/A3         Verizon Communications, Inc., 8.75%,
                                                11/1/18                                         23,897
     25,000                       BB/Ba3        Windstream Corp., 8.125%, 8/1/13                24,875
                                                                                            ----------
                                                                                            $  157,939
                                                                                            ----------
                                                Total Telecommunication Services            $  157,939
-------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 1.8%
                                                Electric Utilities -- 1.3%
     10,000                      BBB+/Baa2      CenterPoint Energy Houston Electric LLC,
                                                7.0%, 3/1/14                                $   10,642
     10,000                      BBB+/Baa2      Commonwealth Edison Co., 6.15%,
                                                9/15/17                                          9,856
     25,000                      BBB+/Baa2      New York State Gas and Electric Corp.,
                                                6.15%, 12/15/17 (144A)                          22,923
     35,000                      BB+/Baa3       Public Service of New Mexico, 7.95%,
                                                5/15/18                                         32,200
      5,000                        A/A2         Southern California Edison Co., 5.75%,
                                                3/15/14                                          5,442
      5,000                      CCC/Caa1       TXU Energy Co., 10.25%, 11/1/15                  2,838
     10,000                      BBB+/Baa2      West Penn Power Co., 5.95%, 12/15/17             8,812
                                                                                            ----------
                                                                                            $   92,713
-------------------------------------------------------------------------------------------------------
                                                Independent Power Producer & Energy Traders -- 0.5%
     40,000                      BBB-/Baa3      Panoche Energy Center LLC, 6.885%,
                                                7/31/29 (144A)                              $   31,605
                                                                                            ----------
                                                Total Utilities                             $  124,318
-------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $2,900,388)                           $2,519,511
-------------------------------------------------------------------------------------------------------
                                                U.S. GOVERNMENT AGENCY
                                                OBLIGATIONS -- 19.0%
    258,005                       AAA/Aaa       Federal Home Loan Mortgage Corp.,
                                                6.5%, 1/1/38                                $  273,636
    413,311                       AAA/Aaa       Federal Home Loan Mortgage Corp.,
                                                6.5%, 4/1/38                                   438,352
    276,798                       AAA/Aaa       Federal Home Loan Mortgage Corp.,
                                                6.5%, 8/1/37                                   289,237

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

----------------------------------------------------------------------------------------------------------
Principal             Floating      S&P/Moody's
Amount                Rate (d)      Ratings                                                      Value
----------------------------------------------------------------------------------------------------------
$     228,723                          AAA/Aaa       Government National Mortgage
                                                     Association, 5.5%, 1/15/38                    237,867
       25,000                          AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23            31,258
       54,537                          AAA/Aaa       U.S. Treasury Inflation Notes, 1.875%,
                                                     7/15/15                                        55,116
       10,000                          AAA/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38             10,761
                                                                                                 ---------
                                                                                                $1,336,227
----------------------------------------------------------------------------------------------------------
                                                     TOTAL U.S. GOVERNMENT AGENCY
                                                     OBLIGATIONS
                                                     (Cost $1,298,134)                          $1,336,227
----------------------------------------------------------------------------------------------------------
                                                     FOREIGN GOVERNMENT BONDS -- 31.2%
    EURO 129,000                       AA+/Aaa       Bonos Y Oblig Del ES, 4.4%, 1/31/15        $  182,241
    EURO 110,000                       A+/Aa2        Buoni Poliennali DE, 4.75%, 2/1/13            156,116
    CAD 225,000                        AAA/Aaa       Canada Housing Trust, 3.55%, 9/15/13          199,255
    EURO 163,000                       AAA/Aaa       Deutchsland Rep Bundes, 5.25%, 1/4/11         230,049
    EURO 67,000                        AAA/Aaa       Government of France, 3.75%, 4/25/21           88,147
   JPY 20,000,000                      AA/Aa3        Japan Government 10-Year, 1.7%,
                                                     9/20/16                                       210,949
   JPY 17,000,000                      AA/Aa3        Japan Government 20-Year, 1.5%,
                                                     3/20/19                                       173,711
   JPY 2,500,000                       AA/Aa3        Japan Government 30-Year, 2.3%,
                                                     12/20/36                                       25,975
   JPY 37,000,000                      AA/Aa3        Japan Government 5-Year, 1.2%,
                                                     3/20/12                                       382,474
       10,000                           A/A2         Korea Development Bank, 5.3%, 1/17/13           9,660
    EURO 91,000                        NR/Aaa        Netherlands Government, 5.5%, 1/15/28         140,950
    EURO 110,000                       AAA/Aaa       Republic of Austria, 7.0%, 7/15/14            153,798
     GBP 46,000                        AAA/Aaa       United Kingdom Treasury, 4.25%,
                                                     12/7/27                                        67,861
     GBP 29,000                        AAA/Aaa       United Kingdom Treasury, 4.75%, 3/7/20         47,127
     GBP 22,000                        AAA/Aaa       United Kingdom Treasury, 4.75%, 6/7/10         34,073
     GBP 25,000                        AAA/Aaa       United Kingdom Treasury, 4.75%, 9/7/15         41,295
     GBP 30,000                        AAA/Aaa       United Kingdom Treasury, 5.0%, 9/7/14          50,284
                                                                                                ----------
                                                                                                $2,193,965
----------------------------------------------------------------------------------------------------------
                                                     TOTAL FOREIGN GOVERNMENT BONDS
                                                     (Cost $2,240,217)                          $2,193,965
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    23

-------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 1.6%
                                                Municipal General -- 0.4%
$    25,000                        A/A2         State of California, 5.75%, 4/1/31           $   25,433
-------------------------------------------------------------------------------------------------------
                                                Municipal Higher Education -- 1.2%
     50,000                       AAA/Aa3       California State University Revenue,
                                                5.0%, 11/1/39                                $   48,183
     25,000                       AAA/Aaa       Connecticut State Health & Education,
                                                5.0%, 7/1/42                                     25,634
     10,000                       AAA/Aaa       Massachusetts Health & Educational
                                                Facilities, 5.5%, 7/1/36                         10,791
                                                                                             ----------
                                                                                             $   84,608
-------------------------------------------------------------------------------------------------------
                                                TOTAL MUNICIPAL BONDS
                                                (Cost $107,911)                              $  110,041
-------------------------------------------------------------------------------------------------------
                                                TEMPORARY CASH INVESTMENTS -- 0.9%
                                                Securities Lending Collateral -- 0.9% (c)
                                                Certificates of Deposit:
      1,458                                     Abbey National Plc, 1.58%, 8/13/09           $    1,458
      1,458                                     Bank of Nova Scotia, 1.58%, 5/5/09                1,458
      2,332                                     Bank of Scotland NY, 1.45%, 6/5/09                2,332
      2,625                                     Barclays Bank, 1.15%, 5/27/09                     2,625
      2,625                                     DnB NOR Bank ASA NY, 1.5%, 6/5/09                 2,625
      2,671                                     Intesa SanPaolo S.p.A., 1.05%, 5/22/09            2,671
      2,187                                     Royal Bank of Canada NY, 1.44%, 8/7/09            2,187
      2,625                                     Svenska Bank NY, 1.48%, 7/8/09                    2,625
      2,916                                     CBA, 1.35%, 7/16/09                               2,916
      2,916                                     Societe Generale, 1.75%, 9/4/09                   2,916
      2,916                                     U.S. Bank NA, 1.35%, 8/24/09                      2,916
                                                                                             ----------
                                                                                             $   26,729
-------------------------------------------------------------------------------------------------------
                                                Commercial Paper:
      2,916                                     Monumental Global Funding, Ltd., 1.64%,
                                                8/17/09                                           2,916
      1,458                                     CME Group, Inc., 1.44%, 8/6/09                    1,458
      2,864                                     American Honda Finance Corp., 1.27%,
                                                7/14/09                                           2,864
      2,916                                     HSBC Bank, Inc., 1.64%, 8/14/09                   2,916
        729                                     IBM, 1.47%, 9/25/09                                 729
      2,625                                     MetLife Global Funding, 1.71%, 6/12/09            2,625
      2,625                                     New York Life Global, 1.37%, 9/4/09               2,625
      2,479                                     Westpac Banking Corp., 0.96%, 6/1/09              2,479
                                                                                             ----------
                                                                                             $   18,612
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount           Rate (d)      Ratings                                                      Value
------------------------------------------------------------------------------------------------------
                                                Tri-party Repurchase Agreements:
 $    11,665                                    Deutsche Bank, 0.15%, 5/1/09                $   11,665
       3,078                                    Barclays Capital Markets, 0.15%, 5/1/09          3,078
                                                                                            ----------
                                                                                            $   14,743
------------------------------------------------------------------------------------------------------
Shares
                                                Money Market Mutual Fund:
       2,916                                    JPMorgan U.S. Government Money
                                                Market Fund                                 $    2,916
                                                                                            ----------
                                                                                            $    2,916
------------------------------------------------------------------------------------------------------
                                                TOTAL TEMPORARY CASH INVESTMENTS
                                                (Cost $63,000)                              $   63,000
------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT IN SECURITIES -- 96.8%
                                                (Cost $7,256,180)(a)(e)                     $6,807,041
------------------------------------------------------------------------------------------------------
                                                OTHER ASSETS AND LIABILITIES -- 3.2%        $  226,230
------------------------------------------------------------------------------------------------------
                                                TOTAL NET ASSETS -- 100.0%                  $7,033,271
======================================================================================================

NR     Not rated by either S&P or Moody's.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2009, the value of these securities amounted to $275,974 or 3.9% of total net assets.

(a) At April 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $7,256,321 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                              $  177,960
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                                (627,240)
                                                                                     ----------
        Net unrealized loss                                                          $ (449,280)
                                                                                     ==========

(b)    At April 30, 2009, the following securities were out on loan:



Principal Amount      Security                                          Value
      $   14,000      Frontier Communications Corp., 8.25%, 5/1/14      $  13,825
          49,000      Wells Fargo Co., 4.375%, 1/31/13                     47,165
---------------------------------------------------------------------------------
                         Total                                          $  60,990
=================================================================================


The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    25

(c)    Security lending collateral is managed by Credit Suisse.

(d) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(e) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       United States                             56.4%
       Japan                                     11.8
       United Kingdom                             5.1
       France                                     4.0
       Italy                                      3.9
       Canada                                     3.8
       Spain                                      3.7
       Germany                                    3.4
       Austria                                    2.3
       Netherlands                                2.1
       Norway                                     1.3
       Other (individually less than 1%)          2.2
       ----------------------------------------------
                                                100.0%
       ==============================================

(f)    Security is fair valued (see note A).
NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
CAD    Canadian Dollar
EURO   Euro
GBP    British Pound Sterling
JPY    Japanese Yen

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2009 aggregated $849,420 and $1,446,151, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets:

                                                                            Other
                                                      Investments in      Financial
 Valuation Inputs                                       Securities       Instruments
 Level 1 -- Quoted Prices                               $   14,425         $ (6,048)
 Level 2 -- Other Significant Observable Inputs          6,792,616            1,874
 Level 3 -- Significant Unobservable Inputs                     --               --
-----------------------------------------------------------------------------------
 Total                                                  $6,807,041         $ (4,174)
===================================================================================


The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    27

Statement of Assets and Liabilities | 4/30/09 (unaudited)


ASSETS:
  Investment in securities, at value
   (including securities loaned of $60,990) (cost $7,256,180)             $6,807,041
  Futures Collateral (cost $13,498)                                           12,572
  Foreign currencies, at value (cost $616,917)                               603,331
  Receivables --
   Investment securities sold                                                 28,381
   Fund shares sold                                                           26,800
   Variation margin                                                               54
   Interest                                                                   72,492
   Forward foreign currency portfolio hedge contracts, open-net                1,874
   Due from Pioneer Investment Management, Inc.                                9,280
  Other                                                                       22,118
------------------------------------------------------------------------------------
     Total assets                                                         $7,583,943
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   22,050
   Fund shares repurchased                                                       317
   Dividends                                                                  16,611
   Upon return of securities loaned                                           63,000
  Due to bank                                                                409,239
  Due to affiliates                                                            1,123
  Accrued expenses                                                            38,332
------------------------------------------------------------------------------------
     Total liabilities                                                    $  550,672
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $7,474,001
  Distributions in excess of net investment income                           (23,789)
  Accumulated net realized gain on investments, foreign currency
   transactions and futures contracts                                         50,780
  Net unrealized loss on investments                                        (449,139)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                  (12,534)
  Net unrealized loss on futures contracts                                    (6,048)
------------------------------------------------------------------------------------
     Total net assets                                                     $7,033,271
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $3,198,893/332,494 shares)                            $     9.62
  Class C (based on $2,231,574/232,500 shares)                            $     9.60
  Class Y (based on $1,602,804/166,666 shares)                            $     9.62
MAXIMUM OFFERING PRICE:
  Class A ($9.62 [divided by] 95.5%)                                      $    10.07
====================================================================================


The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Statement of Operations (unaudited)

For the Six Months Ended 4/30/09

INVESTMENT INCOME:
  Dividends                                                                $     906
  Interest (net of foreign taxes withheld of $1,265)                         181,069
  Income from securities loaned, net                                             494
-------------------------------------------------------------------------------------------------
     Total investment income                                                             $182,469
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $  18,714
  Transfer agent fees
   Class A                                                                     2,915
   Class C                                                                       592
   Class Y                                                                        15
  Distribution fees
   Class A                                                                     4,330
   Class C                                                                    12,253
  Shareholder communications expense                                             245
  Administrative fees                                                          1,669
  Custodian fees                                                                 815
  Registration fees                                                           18,988
  Professional fees                                                           32,865
  Printing expense                                                            14,542
  Fees and expenses of nonaffiliated trustees                                  3,533
  Miscellaneous                                                                1,470
-------------------------------------------------------------------------------------------------
     Total expenses                                                                      $112,946
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                (64,429)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                        $ 48,517
-------------------------------------------------------------------------------------------------
       Net investment income                                                             $133,952
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                             $   9,850
   Futures contracts                                                          70,402
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (29,331)    $ 50,921
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                             $ 207,505
   Futures contracts                                                         (28,461)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        59,067     $238,111
-------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, and foreign
   currency transactions                                                                 $289,032
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $422,984
=================================================================================================


The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    29

Statements of Changes in Net Assets

For the Six Months Ended 4/30/09 and the Year Ended 10/31/08



                                                                   Six Months
                                                                     Ended
                                                                    4/30/09          Year Ended
                                                                   (unaudited)        10/31/08
FROM OPERATIONS:
Net investment income                                              $  133,952        $  198,880
Net realized gain (loss) on investments, futures contracts, and
  foreign currency transactions                                        50,921           (77,902)
Change in net unrealized gain (loss) on investments, futures
  contracts, and foreign currency transactions                        238,111          (705,832)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                               $  422,984        $ (584,854)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.18 and $0.18 per share, respectively)               $  (66,728)       $  (73,064)
   Class C ($0.14 and $0.12 per share, respectively)                  (36,063)          (33,384)
   Class Y ($0.18 and $0.18 per share, respectively)                  (30,317)          (31,099)
Net realized gain:
   Class A ($0.00 and $0.02 per share, respectively)                       --            (7,405)
   Class C ($0.00 and $0.02 per share, respectively)                       --            (4,910)
   Class Y ($0.00 and $0.02 per share, respectively)                       --            (2,984)
Tax return of capital
   Class A ($0.00 and $0.05 per share, respectively)                       --           (20,377)
   Class C ($0.00 and $0.05 per share, respectively)                       --           (13,931)
   Class Y ($0.00 and $0.05 per share, respectively)                       --            (8,350)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (133,108)       $ (195,504)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $  595,484        $7,401,879
Reinvestment of distributions                                          42,161            73,332
Cost of shares repurchased                                         (1,535,607)       (2,386,831)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                            $ (897,962)       $5,088,380
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $ (608,086)       $4,308,022
NET ASSETS:
Beginning of period                                                 7,641,357         3,333,335
------------------------------------------------------------------------------------------------
End of period                                                      $7,033,271        $7,641,357
------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $  (23,789)       $  (24,633)
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

                                   '09 Shares      '09 Amount      '08 Shares      '08 Amount
                                  (unaudited)     (unaudited)
Class A
Shares sold                           29,478       $  280,104         570,340     $5,815,358
Reinvestment of distributions          3,453           32,869           5,600         56,004
Less shares repurchased              (92,662)        (875,529)       (183,715)    (1,835,801)
--------------------------------------------------------------------------------------------
   Net increase (decrease)           (59,731)      $ (562,556)        392,225     $4,035,561
============================================================================================
Class C
Shares sold                           33,404       $  315,380         321,052     $3,253,191
Reinvestment of distributions            978            9,292           1,725         17,328
Less shares repurchased              (69,544)        (660,078)        (55,115)      (551,030)
--------------------------------------------------------------------------------------------
   Net increase (decrease)           (35,162)      $ (335,406)        267,662     $2,719,489
============================================================================================
Class Y
Shares sold                               --       $       --         166,666     $1,666,665
Reinvestment of distributions             --               --              --             --
Less shares repurchased                   --               --              --             --
--------------------------------------------------------------------------------------------
   Net increase                           --       $       --         166,666     $1,666,665
============================================================================================


The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    31

Financial Highlights


                                                              Six Months         12/28/07 (a)
                                                                Ended           (Commencement
                                                               4/30/09          of Operations)
                                                             (unaudited)         to 10/31/08
 Class A
 Net asset value, beginning of period                           $  9.25           $   10.00
--------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                         $  0.18           $    0.25
  Net realized and unrealized gain (loss) on investments           0.37               (0.75)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                $  0.55           $   (0.50)
 Distributions to shareowners:
  Net investment income                                           (0.18)              (0.18)
  Net realized gain                                                  --               (0.02)
  Tax return of capital                                              --               (0.05)
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $  0.37           $   (0.75)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $  9.62           $    9.25
============================================================================================
 Total return*                                                     6.00%***           (5.18)%***
 Ratio of net expenses to average net assets                       1.00%**             1.00%**
 Ratio of net investment income to average net assets              3.88%**             3.23%**
 Portfolio turnover rate                                             25%**               46%***
 Net assets, end of period (in thousands)                       $ 3,199           $   3,628
 Ratios with no waiver of fees and assumption of expenses
  by PIM:
    Net expenses                                                   2.90%**             3.16%**
    Net investment loss                                            1.98%**             1.07%**
============================================================================================

(a) Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

                                                              Six Months        12/28/07 (a)
                                                                Ended           (Commencement
                                                               4/30/09          of Operations)
                                                             (unaudited)        to 10/31/08
 Class C
 Net asset value, beginning of period                          $   9.23           $   10.00
-------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                        $   0.14           $    0.18
  Net realized and unrealized gain (loss) on investments           0.37               (0.76)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                               $   0.51           $   (0.58)
 Distributions to shareowners:
  Net investment income                                           (0.14)              (0.12)
  Net realized gain                                                  --               (0.02)
  Tax return of capital                                              --               (0.05)
-------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $   0.37           $   (0.77)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                $   9.60           $    9.23
============================================================================================
 Total return*                                                     5.54%***           (5.95)%***
 Ratio of net expenses to average net assets                       1.90%**             1.90%**
 Ratio of net investment income to average net assets              2.97%**             2.29%**
 Portfolio turnover rate                                             25%**               46%***
 Net assets, end of period (in thousands)                      $  2,231           $   2,471
 Ratios with no waiver of fees and assumption of expenses
  by PIM:
    Net expenses                                                   3.53%**             3.84%**
    Net investment income                                          1.34%**             0.35%**
============================================================================================

(a) Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    33

                                                              Six Months         12/28/07 (a)
                                                                Ended           (Commencement
                                                               4/30/09           of Operations)
                                                             (unaudited)         to 10/31/08
 Class Y
 Net asset value, beginning of period                           $  9.25            $  10.00
--------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                         $  0.18            $   0.27
  Net realized and unrealized gain (loss) on investments           0.37               (0.77)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                $  0.55            $  (0.50)
 Distributions to shareowners:
  Net investment income                                           (0.18)              (0.18)
  Net realized gain                                                  --               (0.02)
  Tax return of capital                                              --               (0.05)
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $  0.37            $   (0.75)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $  9.62            $   9.25
============================================================================================
 Total return*                                                     6.00%***           (5.12)%***
 Ratio of net expenses to average net assets                       1.01%**             0.89%**
 Ratio of net investment income to average net assets              3.87%**             3.22%**
 Portfolio turnover rate                                             25%**               46%***
 Net assets, end of period (in thousands)                       $ 1,603           $   1,542
 Ratios with no waiver of fees and assumption of expenses
  by PIM:
    Net expenses                                                   2.48%**             2.82%**
    Net investment income                                          2.40%**             1.29%**
============================================================================================

(a) Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Notes to Financial Statements | 4/30/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    35
economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At April 30, 2009, one security has been valued using fair value methods, which represents 0.3% of net assets. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to- maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Dividend and interest income, including interest on income bearing cash accounts, are recorded on the accrual basis and are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is non-diversified,


36    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09
     which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    37
     or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the period ended October 31, 2008 was as follows:



                                                  2008
   Distributions paid from:
   Ordinary income                              $152,846
   Return of capital                              42,658
--------------------------------------------------------
     Total                                      $195,504
========================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:

                                                 2008
   Distributable earnings:
   Dividend payable                           $  (15,649)
   Unrealized depreciation                      (714,957)
--------------------------------------------------------
     Total                                    $ (730,606)
========================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax treatment on open future contracts and the mark to market of forward currency contracts and options.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $328 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2009.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services,


38    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09
     which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    39
     value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At April 30, 2009 open futures contracts were as follows:

                          Number of
                          Contracts          Settlement      Market       Unrealized
Type                     Long/(Short)          Month         Value        Loss
Euro-BOBL Future             4                 6/09        $463,920       $ (3,767)
Euro-BUND Future             2                 6/09         245,060         (2,281)
-----------------------------------------------------------------------------------
                                                                          $ (6,048)
-----------------------------------------------------------------------------------

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A shares and through March 1, 2010 for Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7 in management fees, administrative costs and certain other fees payable to PIM at April 30, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings,


40    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09
outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2009, such out-of-pocket expenses by class of shares were as follows:


 Shareholder Communications:
 Class A                               $118
 Class C                                114
 Class Y                                 13
-------------------------------------------
   Total                               $245
-------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,034 in transfer agent fees and shareholder communications expenses payable to PIMSS at April 30, 2009.

4.   Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82 in distribution fees payable to PFD at April 30, 2009.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2009, no CDSCs were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2009, the Fund's expenses were not reduced under such arrangements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    41

6.   Forward Foreign Currency Contracts

At April 30, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at April 30, 2009 were as follows:

                        Net                                                                     Net
                        Contracts to           In Exchange      Settlement                      Unrealized
 Currency               (deliver)/receive      For              Date             Value          Gain (loss)
 EUR
 (European Dollar)           266,006           $  350,000       5/4/09         $  352,748        $2,748
 GBP
 (British
 Pound Sterling)             (70,000)            (102,901)      5/6/09           (103,775)         (874)
--------------------------------------------------------------------------------------------------------
                                                                                                 $1,874
--------------------------------------------------------------------------------------------------------

At April 30, 2009, the Fund had no outstanding settlement hedges.

7.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


42    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

Trustees, Officers and Service Providers

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
David R. Bock                     Daniel K. Kingsbury, Executive  Vice President
Mary K. Bush                      Mark E. Bradley, Treasurer
Benjamin M. Friedman              Dorothy E. Bourassa, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09    43

                           This page for your notes.

44    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                Pioneer Global
                Diversified Equity Fund
--------------------------------------------------------------------------------
                Semiannual Report | April 30, 2009
--------------------------------------------------------------------------------

                Ticker Symbols:
                Class A   PGDBX

                [LOGO]PIONEER
                      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              7
Prices and Distributions                       8
Performance Update                             9
Comparing Ongoing Fund Expenses               10
Schedule of Investments                       12
Financial Statements                          22
Notes to Financial Statements                 26
Trustees, Officers and Service Providers      33

       Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential chances for making money in many corners of the market, it takes

2    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09
research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

       Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    3

Portfolio Management Discussion | 4/30/09

In the following interview, portfolio managers Harald Staudinger and Michael Rachor discuss the factors that influenced the Fund's performance during the six-month period ended April 30, 2009.

Q What factors influenced market performance during the six months ended April 30, 2009?

A The global equity markets closed the semiannual period with a modest loss, obscuring the high volatility and dramatically shifting investment environment that characterized the six months as a whole. The first four months of the period were notable for the exceptionally poor market performance, as deteriorating economic conditions prompted investors to flee equities in favor of safer alternatives. In mid-March 2009, the investment picture changed dramatically as the aggressive stimulus efforts by the world's governments and central banks helped spark an extraordinary rally in the global equity markets. The rebound, which lasted for the final seven weeks of the period and saw the major indices rise in excess of 30%, helped erase the majority of the losses that had been generated through the fall of 2008 and winter of 2009. When the dust settled at the end of April, the Morgan Stanley Capital International (MSCI) World Index, the Fund's benchmark, had returned -5.09% over the full six-month period.

Q    How did the Fund perform during the semiannual period?

A The Fund's Class A shares had a total return of -2.49% at net asset value over the six months ended April 30, 2009, outperforming the benchmark MSCI World Index over the same period.

Q    Can you review how you manage the Fund?

A Our process of selecting securities to hold in the Fund is based primarily on a quantitative evaluation of individual stocks, with an additional level of analysis based on a review of company fundamentals.

     We start by applying a quantitative screen to approximately 2,400 stocks in both developed and emerging markets. Our model incorporates factors related to both a company's valuation and stock price momentum. It is designed to identify those companies that are both low-priced and carry the potential to surprise investors with improved performance. In broad terms, we are seeking to benefit from the tendency of most investors to rely on a company's recent business performance in looking ahead to its prospects.

4    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

     Once we have used our model to gather initial investment ideas, the companies are subjected to fundamental analysis by our research team. Fundamental factors we look at include the strength of the company's business model and balance sheet composition, as well as the outlook for its industry sector. In doing our analysis, the goal is to avoid holding companies that are justifiably inexpensive.

     Ultimately, we seek to build a portfolio of solid stocks for which investors have unreasonably low expectations, and sell them once expectations become inflated.

Q What elements of the Fund's positioning helped and hurt performance during the six months ended April 30, 2009?

A Of the contributing factors to the Fund's outperformance, stock selection accounted for the greatest share, followed by its currency overlay. However, its option overlay detracted from performance.

     In terms of stock selection, the Fund generated the largest margin of outperformance in the financial sector. Here, the Fund benefited from both an underweight position and strong stock selection. In the banking industry, the leading performers were National Bank of Canada, JPMorgan Chase, and BOC Hong Kong Holdings. Stock picks also performed well in insurance, led by UNUM Provident, and in real estate, where the top performer was Henderson Land Development, based in Hong Kong.

     Our stock selection process also worked well in the industrials sector, where the leading performer was Austria-based Andritz Group, which makes customized plant, systems and services for the hydropower, pulp and paper, and steel industries. Also adding value to the Fund within industrials were the German defense company Rheinmettal; Metso, a Finland-based supplier of process industry machinery and systems; and Man Stamm, a manufacturer of climate control systems.

     Technology was a further source of positive performance for the Fund, thanks to the gains registered by Sun Microsystems and Seagate Technology. Our stock selection process also generated meaningful outperformance for the Fund in the health care, materials, and consumer staples sectors.

     At a time of positive relative performance for the Fund, the leading detractors were largely stock-specific in nature. For instance, a position in Satyam Computer Services dampened performance within technology. The stock fell to near-zero during the period immediately following the stunning revelation that the company had been padding its financial results for years. Positions in the U.S. companies El Paso and Bank of New York Mellon, along with a holding in the British financial company Man Group, were further detractors of note. On a sector basis, the Fund was helped by being

       Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    5
     overweight in materials, but that was offset by an overweight in health care and underweights in technology and retail.

Q    Do you have any closing thoughts?

A Given our model's philosophy -- that reversion to the mean will occur over time for undervalued stocks -- we believe that any sign of overall macroeconomic stabilization is a positive. Although the markets recovered nicely in the final two months of the period, many stocks remain undervalued. We believe this has created a fertile environment in which to employ our value-driven strategy for the Fund, particularly if an improving economic outlook causes valuations to revert to more normalized levels.

Please refer to the Schedule of Investments on pages 12-21 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

6    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

Portfolio Summary | 4/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks                     58.5%
U.S. Common Stocks                              40.1%
Depositary Receipts for International Stocks     1.0%
International Preferred Stocks                   0.4%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

United States                          37.5%
Japan                                  16.5%
Germany                                 6.0%
France                                  5.4%
Spain                                   3.8%
United Kingdom                          3.8%
Netherlands                             3.5%
Switzerland                             2.7%
Bermuda                                 2.7%
Finland                                 2.3%
People's Republic of China              2.2%
Austria                                 2.1%
Hong Kong                               1.9%
Italy                                   1.9%
Belgium                                 1.6%
Singapore                               1.4%
Canada                                  1.3%
Cayman Islands                          1.1%
Russia                                  1.0%
Other (individually less than 1%)       1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    JPMorgan Chase & Co.                       2.21%
 2.    HSBC Holding Plc                           1.74
 3.    The Bank of New York Mellon Corp.          1.73
 4.    Marathon Oil Corp.                         1.52
 5.    Repsol SA                                  1.48
 6.    Eni S.p.A.                                 1.42
 7.    BNP Paribas SA                             1.41
 8.    Banco Santander Central Hispano SA         1.38
 9.    Verizon Communications, Inc.               1.38
10.    El Paso Corp.                              1.34

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

       Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    7

Prices and Distributions | 4/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

---------------------------------------
Class        4/30/09           10/31/08
---------------------------------------
  A           $ 5.96            $ 6.15
---------------------------------------

Distributions per Share: 11/1/08-4/30/09
--------------------------------------------------------------------------------

---------------------------------------------------------------
            Net Investment       Short-Term         Long-Term
Class           Income          Capital Gains     Capital Gains
---------------------------------------------------------------
  A            $ 0.0368             $ --               $ --
---------------------------------------------------------------

8    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Diversified Equity Fund at public offering price, compared to that of the MSCI World Index.

Average Annual Total Returns
(As of April 30, 2009)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
Life-of-Class
(6/3/08)                               -40.03%         -40.03%
--------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------
                                         8.95%           1.30%
--------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer Global        MSCI
                Diversified       World Index
                Equity Fund

6/08               $9,425           $10,000
4/09                6,202             6,528

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

       Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    9

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of expenses:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Diversified Equity Fund

Based on actual returns from November 1, 2008 through April 30, 2009.

---------------------------------------------------
Share Class                                    A
---------------------------------------------------
Beginning Account Value on 11/1/08       $ 1,000.00
---------------------------------------------------
Ending Account Value on 4/30/09          $   975.10
---------------------------------------------------
Expenses Paid During Period*             $     6.37
---------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30% for Class A shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year in the period).

10    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Diversified Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2008 through April 30, 2009.

---------------------------------------------------
Share Class                                    A
---------------------------------------------------
Beginning Account Value on 11/1/08       $ 1,000.00
---------------------------------------------------
Ending Account Value on 4/30/09          $ 1,018.35
---------------------------------------------------
Expenses Paid During Period*             $     6.51
---------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30% for Class A shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    11

Schedule of Investments | 4/30/09 (unaudited)

--------------------------------------------------------------------
Shares                                                    Value
--------------------------------------------------------------------
            PREFERRED STOCK -- 0.3%
            AUTOMOBILES & COMPONENTS -- 0.3%
            Automobile Manufacturers -- 0.3%
     88     Volkswagen AG*                                $    5,588
                                                          ----------
            Total Automobiles & Components                $    5,588
--------------------------------------------------------------------
            TOTAL PREFERRED STOCK
            (Cost $12,849)                                $    5,588
--------------------------------------------------------------------
            COMMON STOCKS -- 92.6%
            ENERGY -- 11.1%
            Integrated Oil & Gas -- 8.2%
 28,000     China Petroleum & Chemical Corp.              $   21,770
  1,090     Eni S.p.A.                                        23,677
    451     Gazprom (A.D.R.)*                                  7,924
    201     Lukoil Holding, Ltd. (A.D.R.)*                     9,028
    851     Marathon Oil Corp.                                25,275
  1,288     Repsol SA                                         24,569
    832     Royal Dutch Shell Plc                             19,314
    305     Total SA                                          15,288
                                                          ----------
                                                          $  146,845
--------------------------------------------------------------------
            Oil & Gas Refining & Marketing -- 1.6%
  2,000     Nippon Mitsubishi Oil Corp.                   $   10,417
    947     Valero Energy Corp.                               18,788
                                                          ----------
                                                          $   29,205
--------------------------------------------------------------------
            Oil & Gas Storage & Transportation -- 1.3%
  3,225     El Paso Corp.                                 $   22,253
                                                          ----------
            Total Energy                                  $  198,303
--------------------------------------------------------------------
            MATERIALS -- 7.7%
            Construction Materials -- 0.3%
     92     Holcim Ltd.                                   $    4,659
--------------------------------------------------------------------
            Diversified Chemical -- 2.8%
    181     Akzo Nobel NV                                 $    7,620
    325     BASF AG*                                          12,247
    942     Orica, Ltd.*                                      11,606
    332     PPG Industries, Inc.                              14,625
     56     Solvay SA*                                         4,819
                                                          ----------
                                                          $   50,917
--------------------------------------------------------------------
            Diversified Metals & Mining -- 0.5%
  1,098     Xstrata Plc                                   $    9,670
--------------------------------------------------------------------
            Industrial Gases -- 0.2%
     51     L'Air Liquide SA*                             $    4,169
--------------------------------------------------------------------
            Paper Packaging -- 0.6%
    150     Mayr-Melnhof Karton AG*                       $   10,510
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

-----------------------------------------------------------------------------
Shares                                                             Value
-----------------------------------------------------------------------------
            Paper Products -- 1.3%
  1,172     International Paper Co.                                $   14,838
    300     Nippon Unipac Holding                                       8,500
                                                                   ----------
                                                                   $   23,338
-----------------------------------------------------------------------------
            Specialty Chemicals -- 0.9%
    513     DSM NV                                                 $   15,892
-----------------------------------------------------------------------------
            Steel -- 1.1%
  2,409     BHP Steel, Ltd.*                                       $    4,091
     56     Salzgitter AG*                                              3,988
    571     Voestalpine AG                                             11,020
                                                                   $   19,099
                                                                   ----------
            Total Materials                                        $  138,254
-----------------------------------------------------------------------------
            CAPITAL GOODS -- 9.7%
            Aerospace & Defense -- 1.3%
    399     Finmeccanica S.p.A.                                    $    5,637
    216     General Dynamics Corp.                                     11,161
    148     United Technologies Corp.                                   7,228
                                                                   ----------
                                                                   $   24,026
-----------------------------------------------------------------------------
            Building Products -- 0.5%
  2,000     Nippon Sheet Glass Co., Ltd.                           $    5,641
    256     Wienerberger AG*                                            3,011
                                                                   ----------
                                                                   $    8,652
-----------------------------------------------------------------------------
            Construction, Farm Machinery & Heavy Trucks -- 0.5%
  1,000     Hino Motors, Ltd.                                      $    2,869
    100     Man AG*                                                     6,192
                                                                   ----------
                                                                   $    9,061
-----------------------------------------------------------------------------
            Electrical Component & Equipment -- 0.9%
  1,000     Panasonic Electric Works Co., Ltd.                     $    8,113
     97     Schneider Electric SA*                                      7,331
                                                                   ----------
                                                                   $   15,444
-----------------------------------------------------------------------------
            Industrial Conglomerates -- 1.1%
    312     Philips Electronics NV                                 $    5,639
    197     Rheinmetall AG*                                             8,365
  2,378     Tomkins Plc*                                                6,061
                                                                   ----------
                                                                   $   20,065
-----------------------------------------------------------------------------
            Industrial Machinery -- 4.1%
  1,000     Amada Co., Ltd.                                        $    6,104
    285     Andritz AG                                                  9,681
    308     Danaher Corp.                                              18,000
    420     Dover Corp.                                                12,928
  1,047     IMI Plc*                                                    5,508
    483     Ingersoll-Rand Co.                                         10,515

The accompanying notes are an integral part of these financial statements.

      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    13

----------------------------------------------------------------------
Shares                                                      Value
----------------------------------------------------------------------
            Industrial Machinery -- (continued)
     91     Schindler Holding AG                            $    4,780
    417     Valmet-Rauma Oyj*                                    6,424
                                                            ----------
                                                            $   73,940
----------------------------------------------------------------------
            Trading Companies & Distributors -- 1.3%
  1,000     Itochu Corp.                                    $    5,306
  1,000     Marubeni Corp.                                       3,593
  1,000     Mitsui & Co., Ltd.                                  10,470
    400     Sumitomo Corp.                                       3,470
                                                            $   22,839
                                                            ----------
            Total Capital Goods                             $  174,027
----------------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
            Human Resource & Employment Services -- 0.2%
    178     Ranstad Holdings NV*                            $    4,067
                                                            ----------
            Total Commercial Services & Supplies            $    4,067
----------------------------------------------------------------------
            TRANSPORTATION -- 2.1%
            Air Freight & Couriers -- 0.3%
    439     Deutsche Post AG                                $    5,047
----------------------------------------------------------------------
            Airlines -- 1.2%
    572     Deutsche Lufthansa AG*                          $    7,196
  2,000     Singapore Airlines, Ltd.                            14,402
                                                            ----------
                                                            $   21,598
----------------------------------------------------------------------
            Marine -- 0.2%
  1,000     Nippon Yusen Kabushiki Kaisha                   $    4,089
----------------------------------------------------------------------
            Railroads -- 0.4%
      2     West Japan Railway Co.*                         $    6,117
                                                            ----------
            Total Transportation                            $   36,851
----------------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 4.4%
            Auto Parts & Equipment -- 1.9%
    400     Aisin Seiki Co., Ltd.                           $    8,187
    300     Denso Corp.                                          7,057
    500     Toyoda Gosei Co., Ltd.                               9,777
    300     Toyota Industries Corp.                              7,978
                                                            ----------
                                                            $   32,999
----------------------------------------------------------------------
            Automobile Manufacturers -- 1.9%
  4,000     Fuji Heavy Industries, Ltd.                     $   16,035
    500     Honda Motor Co., Ltd.                               14,531
    197     PSA Peugeot*                                         4,533
                                                            ----------
                                                            $   35,099
----------------------------------------------------------------------
            Motorcycle Manufacturers -- 0.2%
    300     Yamaha Motor Co., Ltd.*                         $    3,161
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

-------------------------------------------------------------------
Shares                                                   Value
-------------------------------------------------------------------
            Tires & Rubber -- 0.4%
    500     Bridgestone Corp.*                           $    7,418
                                                         ----------
            Total Automobiles & Components               $   78,677
-------------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 2.6%
            Consumer Electronics -- 0.9%
  1,000     Sharp Corp.                                  $   10,427
    200     Sony Corp.                                        5,173
                                                         ----------
                                                         $   15,600
-------------------------------------------------------------------
            Footwear -- 1.0%
  8,500     Yue Yuen Industrial Holdings, Ltd.           $   18,871
-------------------------------------------------------------------
            Leisure Products -- 0.7%
    472     Hasbro, Inc.                                 $   12,584
                                                         ----------
            Total Consumer Durables & Apparel            $   47,055
-------------------------------------------------------------------
            MEDIA -- 1.7%
            Cable & Satellite -- 0.3%
    165     Time Warner Cable, Inc.*                     $    5,318
-------------------------------------------------------------------
            Movies & Entertainment -- 1.4%
    660     Time Warner, Inc.                            $   14,408
    363     Vivendi SA*                                       9,809
                                                         ----------
                                                         $   24,217
                                                         ----------
            Total Media                                  $   29,535
-------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 3.5%
            Drug Retail -- 1.1%
    645     CVS/Caremark Corp.                           $   20,498
-------------------------------------------------------------------
            Food Distributors -- 1.0%
    764     Sysco Corp.                                  $   17,824
-------------------------------------------------------------------
            Food Retail -- 1.4%
    200     FamilyMart Co., Ltd.*                        $    5,484
    200     Seven & I Holdings Co., Ltd.*                     4,518
    862     Supervalu, Inc.                                  14,094
                                                         ----------
                                                         $   24,096
                                                         ----------
            Total Food & Drug Retailing                  $   62,418
-------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 5.5%
            Agricultural Products -- 2.7%
    645     Archer Daniels Midland Co.                   $   15,880
    356     Bunge, Ltd.                                      17,092
 26,880     Chaoda Modern Agriculture Holdings, Ltd.         15,314
                                                         ----------
                                                         $   48,286
-------------------------------------------------------------------
            Brewers -- 1.2%
    709     Anheuser-Busch Inbev NV*                     $   21,690
-------------------------------------------------------------------
            Packaged Foods & Meats -- 0.6%
  1,000     Nippon Meat Packers, Inc.                    $   10,290
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    15

------------------------------------------------------------------
Shares                                                  Value
------------------------------------------------------------------
            Soft Drinks -- 1.0%
    344     PepsiCo, Inc.                               $   17,116
                                                        ----------
            Total Food, Beverage & Tobacco              $   97,382
------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
            Health Care Distributors -- 0.9%
    438     McKesson Corp.                              $   16,206
------------------------------------------------------------------
            Health Care Equipment -- 1.4%
    273     Baxter International, Inc.                  $   13,241
    382     Medtronic, Inc.*                                12,224
                                                        ----------
                                                        $   25,465
------------------------------------------------------------------
            Health Care Services -- 0.7%
    287     Fresenius Medical Care AG                   $   11,324
                                                        ----------
            Total Health Care Equipment & Services      $   52,995
------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 5.9%
            Biotechnology -- 0.8%
    284     Genzyme Corp.*                              $   15,146
------------------------------------------------------------------
            Pharmaceuticals -- 5.1%
    300     Abbott Laboratories, Ltd.                   $   12,555
    200     Astellas Pharma, Inc.                            6,522
    295     Eli Lilly & Co.                                  9,711
    280     Johnson & Johnson                               14,661
    290     Novartis International AG                       10,971
    815     Pfizer, Inc.                                    10,888
     76     Roche Holdings AG                                9,620
    281     Sanofi-Aventis SA*                              16,211
                                                        ----------
                                                        $   91,139
                                                        ----------
            Total Pharmaceuticals & Biotechnology       $  106,285
------------------------------------------------------------------
            BANKS -- 6.5%
            Diversified Banks -- 6.5%
  2,419     Banco Santander Central Hispano SA          $   22,889
     69     Barclays Plc                                       281
    443     BNP Paribas SA*                                 23,378
 13,000     Boc Hong Kong Holdings, Ltd.                    18,399
  4,065     HSBC Holding Plc                                28,932
    596     National Bank of Canada                         21,808
                                                        ----------
                                                        $  115,687
                                                        ----------
            Total Banks                                 $  115,687
------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 3.7%
            Asset Management & Custody Banks -- 1.6%
  1,130     The Bank of New York Mellon Corp.           $   28,792
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

-------------------------------------------------------------------------
Shares                                                         Value
-------------------------------------------------------------------------
            Diversified Financial Services -- 2.1%
  1,115     JPMorgan Chase & Co.                               $   36,795
                                                               ----------
            Total Diversified Financials                       $   65,587
-------------------------------------------------------------------------
            INSURANCE -- 5.0%
            Life & Health Insurance -- 2.4%
  1,067     Aegon NV                                           $    5,435
    590     MetLife, Inc.                                          17,553
  1,207     Unum Group                                             19,721
                                                               ----------
                                                               $   42,709
-------------------------------------------------------------------------
            Multi-Line Insurance -- 1.2%
    184     Allianz AG                                         $   16,921
  1,260     Aviva Plc                                               5,761
                                                               ----------
                                                               $   22,682
-------------------------------------------------------------------------
            Property & Casualty Insurance -- 0.7%
  2,000     Yasuda Fire & Marine Insurance Co.*                $   11,973
-------------------------------------------------------------------------
            Reinsurance -- 0.7%
     54     Muenchener Rueckversicherungs Gesellschaft AG*     $    7,369
    224     Swiss Reinsurance, Ltd.                                 5,295
                                                               ----------
                                                               $   12,664
                                                               ----------
            Total Insurance                                    $   90,028
-------------------------------------------------------------------------
            REAL ESTATE -- 1.2%
            Diversified Real Estate Activities -- 0.8%
  3,000     Henderson Land Development Co., Ltd.               $   13,990
-------------------------------------------------------------------------
            Real Estate Development -- 0.4%
 22,000     Allgreen Properties, Ltd.*                         $    8,271
                                                               ----------
            Total Real Estate                                  $   22,261
-------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 2.6%
            Application Software -- 0.4%
    572     Nuance Communications, Inc.*                       $    7,636
-------------------------------------------------------------------------
            Internet Software & Services -- 0.5%
     20     Google, Inc.*                                      $    7,919
-------------------------------------------------------------------------
            IT Consulting & Other Services -- 0.5%
    293     Accenture, Ltd.                                    $    8,623
-------------------------------------------------------------------------
            Systems Software -- 1.2%
  1,131     Oracle Corp.*                                      $   21,874
                                                               ----------
            Total Software & Services                          $   46,052
-------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 6.2%
            Communications Equipment -- 2.0%
  3,788     Motorola, Inc.                                     $   20,948
  1,028     Nokia Oyj                                              14,632
                                                               ----------
                                                               $   35,580
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    17

-----------------------------------------------------------------------
Shares                                                       Value
-----------------------------------------------------------------------
            Computer Hardware -- 1.0%
  1,000     Fujitsu Ltd.                                     $    4,273
    222     Hewlett-Packard Co.                                   7,988
  2,000     NEC Corp.                                             6,574
                                                             ----------
                                                             $   18,835
-----------------------------------------------------------------------
            Computer Storage & Peripherals -- 1.3%
  2,276     Seagate Technology, Inc.                         $   18,572
    300     Seiko Epson Corp.                                     4,218
                                                             ----------
                                                             $   22,790
-----------------------------------------------------------------------
            Electronic Components -- 0.7%
    300     OMRON Corp.                                      $    4,474
  1,000     Taiyo Yuden Co., Ltd.                                 7,618
                                                             ----------
                                                             $   12,092
-----------------------------------------------------------------------
            Electronic Equipment & Instruments -- 0.2%
  1,000     Hitachi, Ltd.                                    $    3,480
-----------------------------------------------------------------------
            Office Electronics -- 1.0%
    200     Canon, Inc.*                                     $    6,028
  1,000     Ricoh Co.                                            12,230
                                                             ----------
                                                             $   18,258
                                                             ----------
            Total Technology Hardware & Equipment            $  111,035
-----------------------------------------------------------------------
            SEMICONDUCTORS -- 0.5%
            Semiconductors -- 0.5%
  1,356     ST Microelectronics NV                           $    8,970
                                                             ----------
            Total Semiconductors                             $    8,970
-----------------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 4.4%
            Integrated Telecommunication Services -- 3.2%
    672     Deutsche Telekom AG*                             $    8,115
    200     Nippon Telegraph & Telephone Corp.                    7,494
  3,279     Telecom Italia S.p.A.*                                2,932
    818     Telefonica SA                                        15,568
    754     Verizon Communications, Inc.                         22,876
                                                             ----------
                                                             $   56,985
-----------------------------------------------------------------------
            Wireless Telecommunication Services -- 1.2%
      1     KDDI Corp.                                       $    4,492
     46     SK Telecom*                                           6,580
  5,945     Vodafone Group Plc                                   10,941
                                                             ----------
                                                             $   22,013
                                                             ----------
            Total Telecommunication Services                 $   78,998
-----------------------------------------------------------------------
            UTILITIES -- 5.1%
            Electric Utilities -- 2.2%
    209     E.On AG*                                         $    7,023
    133     FirstEnergy Corp.                                     5,440

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------
Shares                                                              Value
------------------------------------------------------------------------------
            Electric Utilities -- (continued)
    862     Fortum Corp.*                                           $   17,351
    350     Southern Co.                                                10,108
                                                                    ----------
                                                                    $   39,922
------------------------------------------------------------------------------
            Gas Utilities -- 1.2%
    188     AGL Resources, Inc.                                     $    5,860
    223     Atmos Energy Corp.*                                          5,510
  3,000     Osaka Gas Co., Ltd.                                          9,515
                                                                    ----------
                                                                    $   20,885
------------------------------------------------------------------------------
            Independent Power Producer & Energy Traders -- 0.3%
  1,508     International Power Plc                                 $    5,472
------------------------------------------------------------------------------
            Multi-Utilities -- 1.4%
    920     Centerpoint Energy, Inc.                                $    9,789
    849     Xcel Energy, Inc.                                           15,657
                                                                    ----------
                                                                    $   25,446
                                                                    ----------
            Total Utilities                                         $   91,725
------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $2,311,491)                                       $1,656,192
------------------------------------------------------------------------------
            PURCHASED OPTIONS -- 0.6%
            Put Option -- 0.6%
      4     DJ Euro Stoxx, expiring June 2009 at $2,150             $    2,859
      2     Nikkei 225, expiring June 2009 at $8,750                     7,106
                                                                    ----------
                                                                    $    9,965
------------------------------------------------------------------------------
            TOTAL PURCHASED OPTIONS
            (Cost $18,158)                                          $    9,965
------------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 93.5%
            (Cost $2,342,498)(a)(b)                                 $1,671,745
------------------------------------------------------------------------------
            WRITTEN OPTIONS -- (0.2)%
            Put Option -- (0.2)%
     (4)    DJ Euro Stoxx, expiring June 2009 at $1,950             $   (1,130)
     (2)    Nikkei 225, expiring June 2009 at $7,750                    (1,962)
                                                                    ----------
                                                                    $   (3,092)
------------------------------------------------------------------------------
            TOTAL WRITTEN OPTIONS
            (Cost $((7,942))                                        $   (3,092)
------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 6.7%                    $  118,808
------------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                              $1,787,461
==============================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    19

(a) At March 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $2,344,140 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $    40,790
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  (713,185)
                                                                                     -----------
       Net unrealized loss                                                           $  (672,395)
                                                                                     ===========

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       United States                             37.5%
       Japan                                     16.5
       Germany                                    6.0
       France                                     5.4
       Spain                                      3.8
       United Kingdom                             3.8
       Netherlands                                3.5
       Switzerland                                2.7
       Bermuda                                    2.7
       Finland                                    2.3
       People's Republic of China                 2.2
       Austria                                    2.1
       Hong Kong                                  1.9
       Italy                                      1.9
       Belgium                                    1.6
       Singapore                                  1.4
       Canada                                     1.3
       Cayman Islands                             1.1
       Russia                                     1.0
       Other (individually less than 1%)          1.3
                                                -----
                                                100.0%
                                                =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2009 aggregated $660,461 and $622,243, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets:

------------------------------------------------------------------------------------
                                                   Investments       Other Financial
Valuation Inputs                                   in Securities     Instruments
------------------------------------------------------------------------------------
Level 1 -- Quoted Prices                             $  698,488         $ (3,092)
Level 2 -- Other Significant Observable Inputs          973,257            1,692
Level 3 -- Significant Unobservable Inputs                   --               --
------------------------------------------------------------------------------------
Total                                                $1,671,745         $ (1,400)
====================================================================================

The accompanying notes are an integral part of these financial statements.

      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    21

Statement of Assets and Liabilities | 4/30/09 (unaudited)


ASSETS:
  Investment in securities, at value (cost $2,342,498)                   $1,671,745
  Cash                                                                       87,621
  Futures Collateral                                                          5,625
  Foreign currencies, at value (cost $32,671)                                32,499
  Receivables --
   Investment securities sold                                                 9,839
   Forward foreign currency portfolio hedge contracts, open -- net            1,692
   Variation margin                                                              45
   Dividends and foreign taxes withheld                                       7,415
   Due from Pioneer Investment Management, Inc.                              16,701
  Other                                                                         630
-----------------------------------------------------------------------------------
     Total assets                                                        $1,833,812
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Open option contracts written (premiums received $7,942)              $    3,092
  Due to affiliates                                                              14
  Accrued expenses                                                           43,245
-----------------------------------------------------------------------------------
     Total liabilities                                                   $   46,351
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $2,998,887
  Undistributed net investment income                                        22,134
  Accumulated net realized loss on investments, foreign currency
   transactions, futures and options contracts                             (576,787)
  Net unrealized loss on investments and purchased options                 (670,753)
  Net unrealized gain on forward foreign currency contracts, written options and other assets and liabilities denominated in foreign
   currencies                                                                 6,345
  Net unrealized gain on futures contracts                                    7,635
-----------------------------------------------------------------------------------
     Total net assets                                                    $1,787,461
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A ($1,787,461/300,000)                                           $     5.96
MAXIMUM OFFERING PRICE:
  Class A ($5.96 [divided by] 94.25%)                                    $     6.32
===================================================================================


The accompanying notes are an integral part of these financial statements.


22    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

Statement of Operations (unaudited)

For the Six Months Ended 4/30/09


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,397)                $   26,854
------------------------------------------------------------------------------------------------
     Total investment income                                                          $   26,854
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $    6,226
  Distribution fees                                                       2,075
  Administrative reimbursements                                             397
  Custodian fees                                                         15,354
  Registration fees                                                         840
  Professional fees                                                      23,859
  Printing expense                                                       10,270
  Fees and expenses of nonaffiliated trustees                             3,620
  Miscellaneous                                                           5,474
------------------------------------------------------------------------------------------------
     Total expenses                                                                   $   68,115
     Less management fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                                            (57,323)
------------------------------------------------------------------------------------------------
     Net expenses                                                                     $   10,792
------------------------------------------------------------------------------------------------
       Net investment income                                                          $   16,062
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND OPTIONS CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                       $ (391,323)
   Futures contracts                                                    (38,625)
   Forward foreign currency contracts and other assets, written
     options and liabilities denominated in foreign currencies           (4,374)      $ (434,322)
------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                       $  330,921
   Futures contracts                                                     27,225
   Forward foreign currency contracts and other assets, written
     options and liabilities denominated in foreign currencies           12,005       $  370,151
------------------------------------------------------------------------------------------------
  Net loss on investments, futures and options contracts, and
   foreign currency transactions                                                      $  (64,171)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                $  (48,109)
================================================================================================


The accompanying notes are an integral part of these financial statements.


      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    23

Statement of Changes in Net Assets

For the Six Months Ended 4/30/09 and the period from 6/3/08 (Commencement of Operations) to 10/31/08, respectively


                                                                                       6/3/08
                                                                       Six Months      (Commencement
                                                                       Ended 4/30/09   of Operations)
                                                                       (unaudited)     to 10/31/08
 FROM OPERATIONS:
 Net investment income                                                 $   16,062      $     9,640
 Net realized loss on investments, futures and options contracts
  and foreign currency transactions                                      (434,322)        (136,106)
 Change in net unrealized gain (loss) on investments, futures and
  options contracts, and foreign currency transactions                    370,151       (1,026,924)
---------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from operations               $  (48,109)     $(1,153,390)
---------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
    Class A ($0.04 and $0.00 per share, respectively)                  $  (11,040)     $        --
---------------------------------------------------------------------------------------------------
      Total distributions to shareowners                               $  (11,040)     $        --
---------------------------------------------------------------------------------------------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                      $      110      $ 2,999,890
---------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      Fund share transactions                                          $      110      $ 2,999,890
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                              $  (59,039)     $ 1,846,500
 NET ASSETS:
 Beginning of period                                                    1,846,500               --
---------------------------------------------------------------------------------------------------
 End of period                                                         $1,787,461      $ 1,846,500
---------------------------------------------------------------------------------------------------
 Undistributed net investment income                                   $   22,134      $    17,112
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                     '09 Shares      '09 Amount       '08 Shares     '08 Amount
                     (unaudited)     (unaudited)
-------------------------------------------------------------------------------
 Class A*
 Shares sold         --              $110             300,000        $2,999,890
-------------------------------------------------------------------------------
  Net increase       --              $110             300,000        $2,999,890
===============================================================================

* Class A shares were first publicly offered on June 3, 2008.

The accompanying notes are an integral part of these financial statements.


24    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

Financial Highlights


----------------------------------------------------------------------------------------------
                                                             Six Months         6/3/08 (a)
                                                             Ended              (Commencement
                                                             4/30/09            of Operations)
                                                             (unaudited)        to 10/31/08
----------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                        $ 6.15             $10.00
 Increase (decrease) from investment operations:
  Net investment income                                      $ 0.05             $ 0.03
  Net realized and unrealized loss on investments,
    written options and futures contracts and foreign
    currency transactions                                     (0.20)             (3.88)
----------------------------------------------------------------------------------------------
    Net decrease in net assets from investment
      operations                                             $(0.15)            $(3.85)
 Distributions to shareowners:
  Net investment income                                       (0.04)                --
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                             $(0.19)            $(3.85)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                              $ 5.96             $ 6.15
==============================================================================================
 Total return*                                                (2.49)%           (38.50)%***
 Ratio of net expenses to average net assets                   1.30%**            1.30%**
 Ratio of net investment income to average net assets          1.93%**            0.93%**
 Portfolio turnover rate                                         79%                38%***
 Net assets, end of period (in thousands)                    $1,787             $1,847
 Ratios with no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                                 8.20%**            8.95%**
  Net investment loss                                         (4.97)%**          (6.71)%**
==============================================================================================

(a) Class A shares were first publicly offered on June 3, 2008.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.


      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    25

Notes to Financial Statements | 4/30/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Diversified Equity Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on June 3, 2008. Prior to June 3, 2008, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). To date, no shares have been offered to the public. The Fund shares outstanding at April 30, 2009, are owned by PFD. The Fund's investment objective is to seek long-term capital growth.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to the document when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


26    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At April 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between


      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    27
   the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended October 31, 2008, the Fund paid no such taxes.

   In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of October 31, 2008, the Fund did not have a reserve related to capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


28    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09
   or as from paid-in capital, depending on the type of book/tax differences that may exist.

   As of October 31, 2008, the Fund has a net capital loss carryforward of $160,413, which will expire in 2016 if not utilized.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. There were no distributions paid during the period ended October 31, 2008.

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:


----------------------------------------------------
                                                2008
----------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income       $      6,889
   Capital loss carryforward               (160,413)
   Unrealized depreciation                 (998,753)
----------------------------------------------------
      Total                            $ (1,152,277)
===================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment on open future contracts, the mark to market on forward foreign currency contracts and options.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned no underwriting commissions on the sale of Class A shares during the six months ended April 30, 2009.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Distributions to shareowners are recorded as of the ex-dividend date.


G. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or


      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    29
   received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

   At April 30, 2009, open futures contracts were as follows.



--------------------------------------------------------------------------
               Number of
               Contracts        Settlement        Market        Unrealized
 Type          Long/(Short)     Month             Value         Gain
--------------------------------------------------------------------------
  S&P 500      1                06/09             $43,500       $7,635

H. Option Writing

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Transactions in written options for the six months ended April 30, 2009, are summarized as follows:


---------------------------------------------------------------------------
                                                   Number of       Premiums
                                                   Contracts       Received
---------------------------------------------------------------------------
   Options outstanding at beginning of period        7             $ 18,514
   Options opened                                   22               45,086
   Options exercised                                --                   --
   Options closed                                  (23)             (55,658)
   Options expired                                  --                   --
---------------------------------------------------------------------------
   Options outstanding at end of period              6             $  7,942
===========================================================================


30    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

2. Management Agreement

Pioneer Investment Management, Inc., (PIM) a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the six months ended April 30, 2009, the net management fee was equivalent to 0.75% of the Fund's average net assets.

Through March 1, 2012, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.30% of the average daily net assets attributable to Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2 in management fees, administrative costs and certain other fees payable to PIM at April 30, 2009.


3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12 in distribution fees payable to PFD at April 30, 2009.

In addition, redemptions of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2009, no CDSCs were paid to PFD.


5. Forward Foreign Currency Contracts

At April 30, 2009, the Fund entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior


      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    31
to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at April 30, 2009, were as follows:



-----------------------------------------------------------------------------------------------------------------------
                     Net
                     Contracts to       In                                                                  Net
                     (Deliver)/         Exchange                        Settlement                          Unrealized
 Currency            Receive            For              USD Value      Date              Value             Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------
 EUR
  (Euro)                 37,495         $  50,660        $  50,660      5/15/09           $  49,719         $ (941)
 EUR
  (Euro)               (117,963)        $(157,628)       $(157,628)     5/15/09           $(156,436)        $1,192
 GBP
  (British Pound
  Sterling)              50,000            53,945        $  72,627      5/15/09           $  74,093         $1,466
 JPY
  (Japanese Yen)     (5,000,000)          (37,495)       $ (50,660)     5/15/09           $ (50,685)        $  (25)
--------------------------------------------------------------------------------------------------------------------
                                                                                                            $1,692
====================================================================================================================

At April 30, 2009, the Fund had no outstanding settlement hedges.


6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    33

                           This page for your notes.






34    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

                           This page for your notes.






      Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09    35

                           This page for your notes.






36    Pioneer Global Diversified Equity Fund | Semiannual Report | 4/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGHYX
Class B   PGHBX
Class C   PGYCX
Class Y   GHYYX
Class Z   PGHZX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              7
Prices and Distributions                       8
Performance Update                             9
Comparing Ongoing Fund Expenses               14
Schedule of Investments                       16
Financial Statements                          43
Notes to Financial Statements                 52
Trustees, Officers and Service Providers      61


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09         1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2         Pioneer Global High Yield Fund | Semiannual Report | 4/30/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        3

Portfolio Management Discussion | 4/30/09

High-yield bond investments continued to struggle in the closing months of 2008 before recovering in the first few months of 2009. In the following discussion, Andrew Feltus, CFA, discusses the performance of Pioneer Global High Yield Fund during the six months ended April 30, 2009. Mr. Feltus, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q    How did the Fund perform during the six months ended April 30, 2009?

A Pioneer Global High Yield Fund Class A shares generated a total return of 0.49% at net asset value during the six months ended April 30, 2009. Over the same period, the Fund's benchmark, Merrill Lynch High Yield and Emerging Markets Plus Index, returned 17.13%, and the average return of the 474 funds in Lipper's High Current Yield category was 9.18%. On April 30, 2009, the 30-day SEC yield of Class A shares was 18.24%.

Q What were the principal factors affecting the Fund's performance during the six months ended April 30, 2009?

A The November-December 2008 span was one of the worst periods on record for high-yield investments, but the price declines during those two months set up the conditions for a rally during the first few months of 2009. Investors took encouragement from the actions of the U.S. Federal Reserve Board (the Fed) and the U.S. Treasury Department, and of other central banks overseas to restore liquidity to capital markets and to help improve the capital positions of the financial industry. At the same time, high-yield bond prices appeared to have declined to extremely low prices, which reflected, in our view, an unrealistically negative view of the ability of the economy to recover from recession.

     During the six-month period ended April 30, 2009, the Fund underperformed its high-yield benchmark and Lipper category average, despite having a lower default record than the overall market. The principal factors leading to the Fund's lagging results were its overweight position in B-rated bonds, which underperformed. The Fund's lack of an emphasis on BB-rated securities, which outperformed the market, did not help. At the same time, the Fund's equal-weighted positions in securities rated CCC and lower held back results, as those securities trailed the overall market. Moreover, the Fund did not have significant exposure to the major auto companies, which were among the better-performing areas of the market in early 2009, as investors tried to find securities selling at deeply discounted prices. In addition, the Fund's investments in commercial mortgage-backed securities


4         Pioneer Global High Yield Fund | Semiannual Report | 4/30/09
     struggled during the period, as concerns about non-government agency mortgages widened.

     At the end of the period on April 30, 2009, the average quality of Fund holdings was B-, with 46.8% of assets invested in B-rated securities, 20.9% in BB-rated debt and 14.3% in bonds rated CCC and lower. U.S. corporate high-yield bonds represented the largest group in the Fund's portfolio, at 58.2% of assets, with another 29.1% invested in emerging-market debt and 7.6% in international high-yield corporates. In general, we did not think foreign high-yield investments were priced sufficiently to compensate for all the risks. During the six-month period, we increased the Fund's exposure to the euro and euro-linked currencies in anticipation that the U.S. dollar was more likely to depreciate.

Q What types of investments most influenced Fund results over the six months ended April 30, 2009?

A Despite the challenging market, several high-yield securities in the Fund's portfolio performed relatively well. They included bonds of Greentown China, a property developer in China; securities issued by Mirant Jamaica, an electric utility that announced it was buying back its debt; and bonds of TNK/BP, an oil and natural gas production company in Russia.

     The Fund's overweight positions in chemical industry bonds held back results during a period in which the materials sector in general fared poorly. Two notable underperforming chemical industry investments were the bonds of Nell and Georgia Gulf. Similarly, the bonds of Aleris, an aluminum manufacturer and metals distributor, hurt the Fund's results when the company defaulted. Among the Fund's foreign holdings, the securities of Indepencia, a Brazilian beef producer, produced disappointing results.

Q    What is your investment outlook?

A We think 2009 should show improved conditions for high-yield investments, particularly in the United States, especially if the market moves ahead of economic trends, which has been the historical tendency. In general, we think the U.S. high-yield market has improved, as the risks of financing appear to have decreased, while the potential to deliver strong results remains. As a result, we continue to overweight the Fund in the domestic market, while we have limited its exposure to foreign high-yield bonds, including emerging market debt, because we do not think their yields offer enough of a premium over U.S. securities to justify the risks.

     We think domestic high-yield corporate bond prices have fallen to reflect a depression-style scenario that is difficult to justify. We believe any mispricing of high-yield securities could present a potential investment opportunity,


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09         5
     especially as investors search for relative value. We believe the Fund is well positioned to participate in a rebound.

Please refer to the Schedule of Investments on pages 16-42 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6         Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Portfolio Summary | 4/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                             76.6%
Temporary Cash Investments                   6.1%
Senior Secured Loans                         5.9%
Convertible Corporate Bonds                  3.3%
Asset Backed Securities                      2.8%
Collateralized Mortgage Obligations          2.1%
Foreign Government Bonds                     1.6%
Preferred Domestic                           1.0%
Municipal Bonds                              0.5%
Warrants                                     0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*


 1. GC Impsat Hldgs I Plc, 9.872%, 2/15/17 (144A)                        1.72%
--------------------------------------------------------------------------------
 2. Altra Industrial Motion, Inc., 9.0%, 12/1/11                         1.66
--------------------------------------------------------------------------------
 3. Impress Metal Pack Holdings BV, 9.25%, 9/15/14 (144A)                1.15
--------------------------------------------------------------------------------
 4. Exopack Holding Corp., 11.25%, 2/1/14                                1.13
--------------------------------------------------------------------------------
 5. Broadview Networks Holdings, Inc., 11.375%, 9/1/12                   1.06
--------------------------------------------------------------------------------
 6. Power Contract Financing LLC, 0.681%, 2/5/10 (144A)                  1.06
--------------------------------------------------------------------------------
 7. True Move Co., Ltd., 10.75%, 12/16/13 (144A)                         1.05
--------------------------------------------------------------------------------
 8. TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                            1.04
--------------------------------------------------------------------------------
 9. Goldman Sachs Capital Inc., Floating Rate Note, 12/29/49             0.97
--------------------------------------------------------------------------------
10. Transport De Gas Del Sur SA, 7.875%, 5/14/17 (144A)                  0.96
--------------------------------------------------------------------------------

* The list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09         7

Prices and Distributions | 4/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                   4/30/09                      10/31/08
       A                       $6.90                        $7.56
--------------------------------------------------------------------------------
       B                       $6.88                        $7.54
--------------------------------------------------------------------------------
       C                       $6.86                        $7.51
--------------------------------------------------------------------------------
       Y                       $6.81                        $7.46
--------------------------------------------------------------------------------
       Z                       $7.12                        $7.79
--------------------------------------------------------------------------------

Distributions per Share: 10/31/08-4/30/09
--------------------------------------------------------------------------------

                    Net Investment          Short-Term          Long-Term
      Class            Income            Capital Gains       Capital Gains
       A              $0.6450                $ --                $ --
--------------------------------------------------------------------------------
       B              $0.6133                $ --                $ --
--------------------------------------------------------------------------------
       C              $0.6125                $ --                $ --
--------------------------------------------------------------------------------
       Y              $0.6488                $ --                $ --
--------------------------------------------------------------------------------
       Z              $0.6688                $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 9-13.


8         Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2009)
-----------------------------------------------------
                       Net Asset     Public Offering
Period                 Value (NAV)   Price (POP)
-----------------------------------------------------
 Life-of-Class
 (8/27/01)                 5.12%         4.49%
 5 Years                  -0.24         -1.15
 1 Year                  -29.16        -32.33
-----------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
-----------------------------------------------------
                         Gross         Net
-----------------------------------------------------
                           1.18%         1.10%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global             ML Global High Yield
                 High Yield               and Emerging Markets
                     Fund                      Plus Index
8/01               $ 9,550                      $10,000
                    10,163                       10,157
4/03                12,102                       11,601
                    14,238                       13,332
4/05                16,148                       14,714
                    18,021                       16,192
4/07                20,478                       18,298
                    19,860                       18,615
4/09                14,069                       15,967

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09         9

Performance Update | 4/30/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2009)
-------------------------------------------------
                         If             If
Period                   Held           Redeemed
-------------------------------------------------
 Life-of-Class
 (11/21/03)               -0.37%        -0.37%
 5 Years                  -1.06         -1.06
 1 Year                  -29.79        -32.23
-------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
-------------------------------------------------
                         Gross         Net
-------------------------------------------------
                           1.92%         1.92%
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global             ML Global High Yield
                 High Yield               and Emerging Markets
                     Fund                      Plus Index
11/03              $10,000                      $10,000
                    10,277                       10,322
4/05                11,563                       11,391
                    12,811                       12,536
4/07                14,430                       14,166
                    13,879                       14,411
4/09                 9,745                       12,361

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/10 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of April 30, 2009)
------------------------------------------------------
                         If             If
Period                   Held           Redeemed
------------------------------------------------------
 Life-of-Class
 (11/21/03)               -0.45%        -0.45%
 5 Years                  -1.02         -1.02
 1 Year                  -29.77        -29.77
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
------------------------------------------------------
                         Gross         Net
------------------------------------------------------
                           1.85%         1.85%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global             ML Global High Yield
                 High Yield               and Emerging Markets
                     Fund                      Plus Index
11/03              $10,000                      $10,000
                    10,211                       10,322
4/05                11,487                       11,391
                    12,724                       12,536
4/07                14,343                       14,166
                    13,810                       14,411
4/09                 9,699                       12,361

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" results reflect the deduction of 1% CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/10 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        11

Performance Update | 4/30/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2009)
------------------------------------------------
                         If             If
Period                   Held           Redeemed
------------------------------------------------
 Life-of-Class
 (8/27/01)                 5.07%         5.07%
 5 Years                  -0.30         -0.30
 1 Year                  -28.81        -28.81
------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
------------------------------------------------
                         Gross           Net
------------------------------------------------
                           0.74%         0.74%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global             ML Global High Yield
                 High Yield               and Emerging Markets
                     Fund                      Plus Index
8/01               $10,000                      $10,000
                    10,643                       10,157
4/03                12,674                       11,601
                    14,910                       13,332
4/05                16,911                       14,714
                    18,547                       16,192
4/07                21,144                       18,298
                    20,629                       18,615
4/09                14,687                       15,967

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of the Fund's Class Y shares on December 28, 2005 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005 would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2009)
---------------------------------------------------
                         If             If
Period                   Held           Redeemed
---------------------------------------------------
 Life-of-Class
 (8/27/01)                 5.60%         5.60%
 5 Years                   0.47          0.47
 1 Year                  -27.42        -27.42
---------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
---------------------------------------------------
                         Gross           Net
---------------------------------------------------
                           1.11%         0.90%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global             ML Global High Yield
                 High Yield               and Emerging Markets
                     Fund                      Plus Index
8/01               $10,000                      $10,000
                    10,643                       10,157
4/03                12,674                       11,601
                    14,910                       13,332
4/05                16,911                       14,714
                    18,872                       16,192
4/07                21,445                       18,298
                    21,031                       18,615
4/09                15,264                       15,967

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2008 through April 30, 2009.

----------------------------------------------------------------------------------------------------
 Share Class                   A               B               C               Y               Z
----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/08
----------------------------------------------------------------------------------------------------
Ending Account Value       $1,004.90       $1,000.20       $1,001.50       $1,006.80       $1,006.80
(after expenses)
on 10/31/08
----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.47           $9.92           $9.93           $4.08           $4.48
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.00%, 2.00%, 0.82%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).


14        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2008 through April 30, 2009.

----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               Y               Z
----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/08
----------------------------------------------------------------------------------------------------
Ending Account Value       $1,019.34       $1,014.88       $1,014.88       $1,020.73       $1,020.33
(after expenses)
on 10/31/08
----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.51           $9.99           $9.99           $4.11           $4.51
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.00%, 2.00%, 0.82%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        15

Schedule of Investments | 4/30/09 (unaudited)

-----------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 3.4%
                                           ENERGY -- 0.3%
                                           Coal & Consumable Fuels -- 0.3%
$ 5,090,000                     BB-/NR     Massey Energy Co., 3.25%, 8/1/15                  $    3,123,988
                                                                                             --------------
                                           Total Energy                                      $    3,123,988
-----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.4%
                                           Forest Products -- 0.4%
  5,900,000                     BB/Ba2     Sino Forest Corp., 5.0%, 8/1/13 (144A)            $    4,432,670
                                                                                             --------------
                                           Total Materials                                   $    4,432,670
-----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.7%
                                           Trading Companies & Distributors -- 0.7%
  9,920,000                      B/NR      Wesco Distribution, Inc., 1.75%,
                                           11/15/26                                          $    7,787,200
                                                                                             --------------
                                           Total Capital Goods                               $    7,787,200
-----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.6%
                                           Marine -- 0.6%
 11,305,000                     B-/Caa1    Horizon Lines, Inc., 4.25%, 8/15/12               $    6,161,225
                                                                                             --------------
                                           Total Transportation                              $    6,161,225
-----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.2%
                                           Movies & Entertainment -- 0.2%
  1,770,000                      B/NR      Macrovision Corp., 2.625%, 8/15/11
                                           (144A)                                            $    1,694,775
                                                                                             --------------
                                           Total Media                                       $    1,694,775
-----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.0%
                                           Health Care Facilities -- 0.0%
    560,000                      B/NR      LifePoint Hospitals, Inc., 3.5%, 5/15/14          $      456,400
                                                                                             --------------
                                           Total Health Care Equipment & Services            $      456,400
-----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                           Electronic Equipment & Instruments -- 0.1%
  1,665,000                     BB-/NR     L-1 Identity Solutions, Inc., 3.75%,
                                           5/15/27                                           $    1,155,094
                                                                                             --------------
                                           Total Technology Hardware & Equipment             $    1,155,094
-----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 1.1%
                                           Integrated Telecommunication Services -- 0.3%
  3,330,000                      B+/B1     Qwest Communications International, Inc.,
                                           3.5%, 11/15/25                                    $    3,238,424
-----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.8%
 12,240,000                      NR/NR     NII Holdings, Inc., 3.125%, 6/15/12               $    8,935,200
                                                                                             --------------
                                           Total Telecommunication Services                  $   12,173,624
-----------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $42,265,194)                                $   36,984,976
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

----------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
                    Rate (b)      Ratings
Shares              (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------------
                                               PREFERRED STOCKS -- 1.0%
                                               MATERIALS -- 0.5%
                                               Diversified Metals & Mining -- 0.5%
        82,200                                 Freeport-McMoran Copper & Gold, Inc.,
                                               6.75%, 5/1/10                                $    5,495,892
                                                                                            --------------
                                               Total Materials                              $    5,495,892
----------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.5%
                                               Diversified Financial Services -- 0.3%
         6,440                                 Bank of America Corp., 7.25%, 12/31/49       $    3,715,880
----------------------------------------------------------------------------------------------------------
                                               Multi-Sector Holding -- 0.2%
        60,000                                 Vale Capital, Ltd., 5.5%, 6/15/10            $    2,099,100
                                                                                            --------------
                                               Total Diversified Financials                 $    5,814,980
----------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $12,683,202)                           $   11,310,872
----------------------------------------------------------------------------------------------------------
                                               COMMON STOCK -- 0.0%
                                               MATERIALS -- 0.0%
                                               Forest Products -- 0.0%
       244,090                                 Ainsworth Lumber Co., Ltd.*                  $      178,011
----------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCK
                                               (Cost $2,320,511)                            $      178,011
----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES -- 2.9%
                                               BANKS -- 2.3%
                                               Thrifts & Mortgage Finance -- 2.3%
   $ 2,837,523           1.07       AA+/Aa1    ACE 2004-HE4 M1, Floating Rate Note,
                                               12/25/34                                     $    1,443,605
     1,410,679           0.83       AAA/Aaa    Bayview Financial Acquisition, LP, Floating
                                               Rate Note, 8/28/44                                1,240,562
     1,480,000           0.92      AAA/Baa2    Bear Stearns Asset Backed Securities,
                                               Inc., Floating Rate Note, 1/25/47                   227,306
     4,720,000           1.15       A/Baa1     Bear Stearns Asset Backed Securities,
                                               Inc., Floating Rate Note, 3/25/35                 2,785,435
     8,090,000           0.67       AAA/B3     Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 12/25/36                               4,874,724
     3,800,000           0.62      AAA/Baa3    Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 10/25/36                               2,401,009
     2,760,221           0.70       AAA/Ba2    Countrywide Asset-Backed Security,
                                               Floating Rate Note, 7/25/36                       1,890,363
     1,290,000           0.87       AAA/A2     FBR Securitixation Trust, Floating Rate
                                               Note, 10/25/35                                      783,528
       646,599           0.63       AAA/B1     FFML 2006-FF4 A2, Floating Rate Note,
                                               3/25/36                                             347,605

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        17

-----------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
$ 1,800,000          0.65       AAA/Ba2    Gsamp Trust, Floating Rate Note, 1/25/37          $    1,158,367
  3,781,282          0.64       AAA/B2     Lehman XS Trust., Floating Rate Note,
                                           8/25/36                                                1,255,088
  8,946,112          0.87      AAA/Caa2    Lehman XS Trust., Floating Rate Note,
                                           12/25/35                                               1,752,268
  2,375,437          0.62       AAA/Ba3    Option One Mortgage Loan Trust, Floating
                                           Rate Note, 7/25/36                                     1,518,897
  1,983,377          0.72       AAA/B2     Residential Asset Mortgage, Products, Inc.,
                                           Floating Rate Note, 3/25/36                            1,275,702
  2,129,196          3.76       BB/Ba2     Taganka Car Loan Finance Plc, Floating
                                           Rate Note, 11/14/13 (144A)                             1,703,357
                                                                                             --------------
                                                                                             $   24,657,816
                                                                                             --------------
                                           Total Banks                                       $   24,657,816
-----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.6%
                                           Specialized Finance -- 0.6%
  8,785,000                     BB/Aaa     Dominos Pizza Master Issuer LLC, 7.629%,
                                           4/25/37                                           $    3,074,750
  6,240,000                     BB/Ba3     Dunkin Brands Master Finance LLC,
                                           8.28%, 6/20/31 (144A)                                  3,952,977
                                                                                             --------------
                                                                                             $    7,027,727
                                                                                             --------------
                                           Total Diversified Financials                      $    7,027,727
-----------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $53,493,075)                                $   31,685,543
-----------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%
                                           BANKS -- 1.1%
                                           Thrifts & Mortgage Finance -- 1.1%
  3,207,734          0.88       AAA/B3     Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 1/25/36                       $      630,107
  2,627,978          0.87      AAA/Baa3    Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 9/25/35                            1,044,257
  1,387,982          0.88       AAA/Ba1    Countrywide Home Loans, Floating Rate
                                           Note, 3/25/35                                            326,228
  2,857,218          0.87       AAA/B3     Countrywide Home Loans, Floating Rate
                                           Note, 3/25/35                                            866,209
  4,915,949          0.87       AAA/Ca     DSLA 2005-AR6 2A1C, Floating Rate
                                           Note, 10/19/45                                           688,233
  1,125,113          0.92       NR/Aaa     Impac Cmb Trust, Floating Rate Note,
                                           4/25/35                                                  735,841
  2,018,406          0.61       A/Caa2     Impac Securities Assets Corp., Floating
                                           Rate Note, 11/25/36                                    1,175,816
  9,086,155          0.78        B/Ca      Luminent Mortgage Trust, Floating Rate
                                           Note, 7/25/36                                          1,225,619

The accompanying notes are an integral part of these financial statements.


18        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

-----------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage Finance -- (continued)
$    2,242,387             0.83      AAA/Baa1     Structured Asset Mortgage Investments,
                                                  Inc., Floating Rate Note, 9/25/45          $      855,337
     4,315,000                        BB/Ba2      T SRA R 2006-1 F, 7.5296%, 10/15/36
                                                  (144A)                                          2,157,500
     5,157,267             0.67       AAA/Aa1     WAMU Mortgage Pass-Through
                                                  Certificates, Floating Rate Note, 4/25/45       2,487,521
     1,313,551             0.78      AAA/Baa1     WAMU Mortgage Pass-Through
                                                  Certificates, Floating Rate Note, 7/25/45         297,128
                                                                                             --------------
                                                                                             $   12,489,796
                                                                                             --------------
                                                  Total Banks                                $   12,489,796
-----------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION SERVICES -- 1.0%
                                                  Integrated Telecommunication Services -- 1.0%
     9,670,000                         NA/B2      Global Tower Partners Acquisition, LLC,
                                                  7.87% 5/15/37                              $    6,478,900
     4,890,000                         NR/B1      SBA CMBS Trust, 7.825%, 11/15/36                4,303,200
                                                                                             --------------
                                                                                             $   10,782,100
                                                                                             --------------
                                                  Total Telecommunication Services           $   10,782,100
-----------------------------------------------------------------------------------------------------------
                                                  TOTAL COLLATERALIZED MORTGAGE
                                                  OBLIGATIONS
                                                  (Cost $40,171,844)                         $   23,271,896
-----------------------------------------------------------------------------------------------------------
                                                  CORPORATE BONDS -- 78.5%
                                                  Energy -- 10.7%
                                                  Coal & Consumable Fuels -- 0.9%
     3,650,000                         NR/B1      Empire Cap Resources Pte., Ltd., 9.375%,
                                                  12/15/11                                   $    3,248,500
       750,000                         B/B2       Indo Intergrated Energy BV, 8.5%, 6/1/12          622,252
     6,395,000                         B/B3       New World Resources BV, 7.375%,
                                                  5/15/15 (144A)                                  5,320,813
                                                                                             --------------
                                                                                             $    9,191,565
-----------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Drilling -- 0.6%
     9,498,421                         NR/NR      DDI Holding AS, 9.3%, 1/19/12 (144A)       $    4,559,242
     1,139,175                         NA/NA      DDI Holdings AS, 9.3%, 4/23/12 (144A)             568,107
NOK 13,500,000                         NR/NR      Petrolia Drilling ASA, 12.0%, 6/20/12             577,447
NOK 17,000,000            11.65        NA/NA      Sevan Drilling ASA, Floating Rate Note,
                                                  12/7/12                                         1,142,674
                                                                                             --------------
                                                                                             $    6,847,470
-----------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Equipment & Services -- 1.3%
     6,910,000                        BB-/B1      Complete Production Service, Inc., 8.0%,
                                                  12/15/16                                   $    5,113,400
     1,600,000            7.27        NA/NA       DP Producer AS, Floating Rate Note,
                                                  12/5/11 (144A) (f)                                 16,000
     4,200,000                        NA/NA       Nexus, Ltd., 10.5%, 3/7/12                        840,000
NOK 13,000,000                        NR/NR       PetroJack AS, 11.0%, 4/12/10                      297,890

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        19

--------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Equipment & Services -- (continued)
$     1,900,000                         NA/NA      Petroprod, Ltd., 10.85%, 5/24/13             $       95,000
      1,200,000             8.79        NA/NA      Petroprod, Ltd., Floating Rate Note,
                                                   1/12/12                                             120,000
      1,400,000             5.53        NR/NR      Sevan Marine ASA, Floating Rate Note,
                                                   5/14/13 (144A)                                      770,000
      6,500,000                         NA/NA      Sevan Marine ASA, 9.25%, 12/20/11
                                                   (144A)                                            4,355,000
NOK  20,500,000            11.99        NA/NA      Sevan Marine ASA, Floating Rate Note,
                                                   10/24/12 (144A)                                   1,628,463
   8,200,000                            NA/NA      Skeie Drilling & Production ASA, 11.25%,
                                                   3/8/13                                            1,640,000
                                                                                                --------------
                                                                                                $   14,875,753
--------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Exploration & Production -- 6.6%
      1,160,000                         NA/NA      Carrizo Oil & Gas, Inc., 4.875%, 6/1/28      $      669,900
      1,885,000                        BB/Ba3      Chesapeake Energy Corp., 2.5%, 5/15/37            1,364,269
EURO  2,550,000                        BB/Ba3      Chesapeake Energy Corp., 6.25%,
                                                   1/15/17                                           2,789,890
      2,030,000                         BB/B1      Denbury Resources, Inc., 9.75%, 3/1/16            2,065,525
      3,505,000                       CCC+/Caa1    Harvest Operations Corp., 7.875%,
                                                   10/15/11 (c)                                      2,593,700
      6,025,000                        BB-/B3      Hilcorp Energy Co., 9.0%, 6/1/16 (144A)           5,151,375
      6,500,000                         NA/NA      Norse Energy ASA, 10.0%, 7/13/10                    645,427
     11,303,000                         NA/NA      Norse Energy ASA, 6.5%, 7/14/11
                                                   (144A)                                            5,086,350
     42,500,000                         NR/NR      Norwegian Energy Co., 11.0%, 7/13/10              5,193,972
NOK  48,000,000                         NA/NA      PA Resources AB, 8.75%, 3/10/10                   6,232,766
      4,645,000                        B/Caa2      Parallel Petroleum Corp., 10.25%, 8/1/14          2,996,025
      2,345,000                         B/B3       Petrohawk Energy Corp., 10.5%, 8/1/14
                                                   (144A)                                            2,362,588
      2,150,000                        B-/Caa1     Petroquest Energy, Inc., 10.375%,
                                                   5/15/12                                           1,548,000
      1,905,000                         BB/B1      Plains Exploration Co. 7.0% 3/15/17               1,638,300
      2,535,000                         BB/B1      Plains Exploration & Production Co.,
                                                   10.0%, 3/1/16 (c)                                 2,471,625
      1,445,000                         BB/B1      Plains Exploration & Production Co.,
                                                   7.75%, 6/15/15                                    1,322,175
      5,385,000                        CCC+/B3     Quicksilver Resources, Inc., 7.125%,
                                                   4/1/16                                            3,392,550
        860,000                        BB/Ba3      Range Resources Corp., 7.5%, 10/1/17                834,200
      7,260,000                         B-/B3      Sandridge Energy, Inc., 8.0%, 6/1/18              6,352,500
      6,260,000                         B-/B3      Sandridge Energy, Inc., 8.625, 4/1/15             5,070,600
      1,680,000             4.83        B-/B3      Sandridge Energy, Inc., Floating Rate Note,
                                                   4/1/14                                            1,310,400

The accompanying notes are an integral part of these financial statements.


20        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production  -- (continued)
$  975,000                     BB/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17
                                           (144A)                                             $      653,250
15,400,000                     BB/Baa2     TNK-BP Finance SA, 7.875%, 3/13/18
                                           (144A)                                                 10,934,000
                                                                                              --------------
                                                                                              $   72,679,387
--------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.3%
11,865,000                      D/WR       Aventine Renewable Energy, Inc., 10.0%,
                                           4/1/17 (f)(c)                                      $    2,373,000
10,000,000                      D/WR       Verasun Energy Corp., 9.375%, 6/1/17 (f)                  550,000
                                                                                              --------------
                                                                                              $    2,923,000
--------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.0%
 5,540,000                     BB/Ba1      Enterprise Products LP, Floating Rate Note,
                                           8/1/66                                             $    3,822,600
 2,800,000                     BB+/NA      LPG International, Inc., 7.25%, 12/20/15                2,716,000
 2,165,000                     BB/Ba1      Southern Union Co., 7.2%, 11/1/66                       1,114,975
 6,030,000          7.00       BB/Ba1      Teppco Partners LP, Floating Rate Note,
                                           6/1/67                                                  3,273,211
                                                                                              --------------
                                                                                              $   10,926,786
                                                                                              --------------
                                           Total Energy                                       $  117,443,961
--------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 10.0%
                                           Aluminum -- 1.2%
11,515,000                       D/C       Asia Aluminum Holdings Group, 8.0%,
                                           12/23/11 (144A) (f)                                $    1,381,800
16,460,000                     CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15                       9,546,800
 7,250,000          6.83       D/Caa2      Noranda Aluminum Acquisition Corp.,
                                           Floating Rate Note, 5/15/15                             2,755,000
                                                                                              --------------
                                                                                              $   13,683,600
--------------------------------------------------------------------------------------------------------------
                                           Commodity Chemicals -- 0.8%
13,825,000                       C/C       Basell Finance Co., 8.1%, 3/15/27
                                           (144A) (f)                                         $    4,977,000
 8,885,000                       C/C       Georgia Gulf Corp, 10.75%, 10/15/16
                                              (f)(c)                                                 799,650
 5,861,000                       C/C       Georgia Gulf Corp., 9.5%, 10/15/14 (f)(c)               1,274,768
 4,100,000                     D/Caa1      Hexion US Fin/Nova Scotia, 9.75%,
                                           11/15/14                                                1,578,500
 3,320,000                       D/C       Nell AF Sarl, 8.375%, 8/15/15 (144A) (f)                   77,049
   500,000                       D/C       Nell AF Sarl, 8.375%, 8/15/15 (144A) (f)                   10,000
                                                                                              --------------
                                                                                              $    8,716,967
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        21

--------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------------------
                                                   Construction Materials -- 1.2%
$    15,675,000                         B/B2       AGY Holding Corp., 11.0%, 11/15/14           $    9,953,625
      6,800,000                        CCC+/B3     U.S. Concrete, Inc., 8.375%, 4/1/14               3,230,000
                                                                                                --------------
                                                                                                $   13,183,625
--------------------------------------------------------------------------------------------------------------
                                                   Diversified Chemical -- 0.3%
EURO 14,775,000                         CC/Ca      Ineos Group Holdings PLC, 7.875%,
                                                   2/15/16 (144A)                               $    3,404,437
--------------------------------------------------------------------------------------------------------------
                                                   Diversified Metals & Mining -- 0.9%
      5,705,000                         NR/NR      Blaze Recycling & Metals, Inc., 10.875%,
                                                   7/15/12 (144A)                               $    3,194,800
      7,910,000                         B+/B1      FMG Finance Pty, Ltd., 10.625%, 9/1/16
                                                   (144A)                                            6,921,250
                                                                                                --------------
                                                                                                $   10,116,050
--------------------------------------------------------------------------------------------------------------
                                                   Forest Products -- 0.3%
        812,645                        B-/Caa3     Ainsworth Lumber Co., 11.0%, 7/29/15
                                                   (144A) (c)                                   $      260,046
      3,675,000                        CC/Caa1     Mandra Forestry, Ltd., 12.0%, 5/15/13
                                                   (144A)                                            1,102,500
        900,000                        BB/Ba2      Sino Forest Corp., 9.125%, 8/17/11
                                                   (144A)                                              855,000
      1,250,000                        BB/Ba2      Sino Forest Corp., 9.125%, 8/17/11                1,175,000
                                                                                                --------------
                                                                                                $    3,392,546
--------------------------------------------------------------------------------------------------------------
                                                   Metal & Glass Containers -- 1.7%
      3,758,000                         B-/B3      AEP Industries, Inc., 7.875%, 3/15/13        $    2,593,020
EURO  5,045,000                        BB-/B1      Consol Glass, Ltd., 7.625%, 4/15/14
                                                   (144A)                                            4,398,959
EURO 10,850,000                         B-/B3      Impress Metal Pack Holdings BV, 9.25%,
                                                   9/15/14 (144A)                                   12,086,539
                                                                                                --------------
                                                                                                $   19,078,518
--------------------------------------------------------------------------------------------------------------
                                                   Paper Packaging -- 1.0%
      4,655,000                         B-/B3      Graphic Packaging Co., 9.5%,
                                                   8/15/13 (c)                                  $    4,201,138
     10,400,000                         B/NR       US Corrugated, Inc., 10.0%, 6/1/13                6,240,000
                                                                                                --------------
                                                                                                $   10,441,138
--------------------------------------------------------------------------------------------------------------
                                                   Paper Products -- 1.1%
     17,020,000                         B-/B3      Exopack Holding Corp., 11.25%, 2/1/14        $   11,914,000
--------------------------------------------------------------------------------------------------------------
                                                   Specialty Chemicals -- 0.4%
      2,505,000                         D/WR       Chemtura Corp., 6.875%, 6/1/16 (f)(c)        $    1,277,550
EURO  6,175,000                       CCC-/Caa2    Kronos International, Inc., 6.5%, 4/15/13         2,702,364
                                                                                                --------------
                                                                                                $    3,979,914
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

-------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Steel -- 1.1%
$    12,010,000                     B-/Caa2     Algoma Acquisition Corp., 9.875%,
                                                6/15/15 (144A)                                $    4,804,000
EURO 10,800,000                      NR/WR      Bulgaria Steel Finance SA, 12.0%,
                                                5/4/13 (f)                                           716,121
      3,500,000                     BB-/B1      Evraz Group SA, 8.875%, 4/24/13
                                                (144A)                                             2,397,500
      2,670,000                     BB-/B1      Evraz Group SA, 9.5%, 4/24/18 (144A)               1,648,725
      3,060,000                     B/Caa1      Ryerson, Inc., 12.0%, 11/1/15                      1,851,300
      2,505,000                    CCC/Caa3     Zlomrex International SA, 8.5%, 2/1/14
                                                (144A)                                               597,961
                                                                                              --------------
                                                                                              $   12,015,607
                                                                                              --------------
                                                Total Materials                               $  109,926,402
-------------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 7.0%
                                                Aerospace & Defense -- 0.7%
      8,540,000                      B-/B3      Aeroflex, Inc., 11.75%, 2/15/15               $    5,124,000
      2,910,000                     BB/Ba3      DigitalGlobe, Inc., 10.5%, 5/1/14                  2,939,100
                                                                                              --------------
                                                                                              $    8,063,100
-------------------------------------------------------------------------------------------------------------
                                                Building Products -- 0.1%
      1,047,000          6.72      CCC/BBB-     C10 Capital SPV, Ltd., Floating Rate Note,
                                                12/31/49 (c)                                  $      469,548
      3,271,000                      CC/Ca      Industrias Unidas SA de CV, 11.5%,
                                                11/15/16 (144A)                                      556,070
      1,500,000                       D/C       Panolam Industries International, Inc.,
                                                10.75%, 10/1/13 (f)(c)                                75,000
                                                                                              --------------
                                                                                              $    1,100,618
-------------------------------------------------------------------------------------------------------------
                                                Construction & Engineering -- 1.2%
      2,625,000                     BB-/Ba3     Dycom Industries, Inc., 8.125%,
                                                10/15/15                                      $    2,231,250
      6,575,000                      B/B2       Esco Corp., 8.625%, 12/15/13 (144A)                5,325,750
      6,460,000                      B+/B1      Mastec, Inc., 7.625%, 2/1/17                       5,491,000
                                                                                              --------------
                                                                                              $   13,048,000
-------------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery & Heavy Trucks -- 1.4%
      3,840,000                     BB-/B1      American Railcar, Inc., 7.5%, 3/1/14          $    2,995,200
     12,820,000                    CCC+/Caa3    Commercial Vehicle Group, Inc., 8.0%,
                                                7/1/13                                             3,974,200
      3,480,000                    CCC/Caa1     Greenbrier Co., Inc., 8.375%, 5/15/15              1,635,600
      7,830,000                     B-/Caa1     Titan Wheel International, Inc., 8.0%,
                                                1/15/12                                            6,264,000
                                                                                              --------------
                                                                                              $   14,869,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        23

-----------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                                   Value
-----------------------------------------------------------------------------------------------------------------
                                                   Heavy Electrical Equipment -- 1.7%
GBP  1,068,594                          AA/B3      Altra Industrial Motion, Inc., 11.25%,
                                                   2/15/13                                        $    1,726,420
    19,000,000                          B+/B1      Altra Industrial Motion, Inc., 9.0%,
                                                   12/1/11                                            17,432,500
                                                                                                  --------------
                                                                                                  $   19,158,920
----------------------------------------------------------------------------------------------------------------
                                                   Industrial Conglomerates -- 0.3%
$   10,436,332                         CCC-/C      AAC Group Holding Corp., 14.75%,
                                                   10/1/12 (PIK)                                  $    2,087,266
     5,322,000                          D/WR       Indalex Holding Group, 11.5%, 2/1/14 (f)              319,320
     2,445,000                         CCC+/B3     Park-Ohio Industries, Inc., 8.375%,
                                                   11/15/14                                            1,081,913
                                                                                                  --------------
                                                                                                  $    3,488,499
----------------------------------------------------------------------------------------------------------------
                                                   Industrial Machinery -- 1.0%
    12,135,000                          B-/NA      Industrias Metalurgicas Pescar SA,
                                                   11.25%, 10/22/14                               $    4,611,300
     9,685,000                         B/Caa1      Mueller Water Products Co., 7.375%,
                                                   6/1/17                                              6,004,700
                                                                                                  --------------
                                                                                                  $   10,616,000
----------------------------------------------------------------------------------------------------------------
                                                   Trading Companies & Distributors -- 0.6%
     2,000,000                        BBB-/Baa2    Glencore Finance Europe SA, 8.0%,
                                                   2/28/49                                        $    1,100,000
     9,100,000                          B-/B3      Intcomex, Inc., 11.75%, 1/15/11                     3,185,000
     3,240,000                        CCC/Caa1     Kar Holdings, Inc., 10.0%, 5/1/15 (144A)            1,879,200
                                                                                                  --------------
                                                                                                  $    6,164,200
                                                                                                  --------------
                                                   Total Capital Goods                            $   76,508,337
----------------------------------------------------------------------------------------------------------------
                                                   COMMERCIAL SERVICES & SUPPLIES -- 1.2%
                                                   Commercial Printing -- 0.3%
     4,910,000                          B+/B2      Sheridan Acquisition Corp., 10.25%,
                                                   8/15/11                                        $    3,044,200
----------------------------------------------------------------------------------------------------------------
                                                   Diversified Support Services -- 0.3%
        13,050                          NR/B3      MSX International, Inc., 12.5%, 4/1/12
                                                   (144A)                                         $    2,610,000
----------------------------------------------------------------------------------------------------------------
                                                   Environmental & Facilities Services -- 0.6%
     6,510,000                          D/WR       Aleris International, Inc., 10.0%,
                                                   12/15/16 (f)(c)                                $      130,200
     2,110,000                          D/WR       Aleris International, Inc., 9.0%,
                                                   12/15/14 (f)                                           21,100
       630,000                         BB/Ba2      Clean Harbors, Inc., 11.25%, 7/15/12
                                                   (144A)                                                630,000
EURO 3,022,531                         B/Caa1      New Reclamation Group, Ltd., 8.125%, 2/1/13
                                                   (144A)                                              1,643,416

The accompanying notes are an integral part of these financial statements.


24        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Environmental & Facilities Services -- (continued)
$ 4,400,000          8.22        NR/NR      Ohio Air Quality Development, Floating
                                            Rate Note, 6/8/22                         $      440,000
  4,750,000                     B-/Caa1     Waste Services, Inc., 9.5%, 4/15/14 (c)        4,132,500
                                                                                      --------------
                                                                                      $    6,997,216
                                                                                      --------------
                                            Total Commercial Services & Supplies      $   12,651,416
----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.4%
                                            Air Freight & Couriers -- 0.4%
  6,220,000                    CCC/Caa3     Ceva Group PLC, 10.0%, 12/1/16 (144A)     $    1,237,299
  4,700,000                    CCC+/Caa2    Ceva Group PLC, 10.0%, 9/1/14 (144A)           2,350,000
                                                                                      --------------
                                                                                      $    3,587,299
----------------------------------------------------------------------------------------------------
                                            Airlines -- 0.0%
    665,048                      B/B1       Continental Airlines, Inc., 8.499%,
                                            5/1/11                                    $      540,751
                                                                                      --------------
                                            Total Transportation                      $    4,128,050
----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 2.1%
                                            Auto Parts & Equipment -- 2.1%
  8,750,000                    CCC+/Caa2    Allison Transmission, Inc., 11.25%,
                                            11/1/15 (144A)                            $    4,550,000
  4,500,000                      B/B3       Hawk Corp., 8.75%, 11/1/14                     4,511,250
 13,040,000                    CCC/Caa2     Lear Corp., 8.75%, 12/1/16 (c)                 2,021,200
 16,550,000          0.00      CCC+/Caa2    Stanadyne Corp., Floating Rate Note,
                                            2/15/15                                        8,109,500
  4,265,000                      B-/B3      Stanadyne Corp., 10.0%, 8/15/14                3,412,000
  1,090,000                    CCC/Caa2     Tenneco Automotive, Inc., 8.625%,
                                            11/15/14                                         327,000
                                                                                      --------------
                                                                                      $   22,930,950
                                                                                      --------------
                                            Total Automobiles & Components            $   22,930,950
----------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 1.0%
                                            Homebuilding -- 0.3%
  1,600,000                      B+/B1      Meritage Homes Corp., 6.25%, 3/15/15      $    1,168,000
  2,620,000                     BB-/Ba3     Urbi Desarrollos Urbanos SA de CV, 8.5%,
                                            4/19/16 (144A)                                 1,925,700
                                                                                      --------------
                                                                                      $    3,093,700
----------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 0.6%
 10,665,000                    CCC+/Caa1    Yankee Acquisition Corp., 9.75%,
                                            2/15/17 (c)                               $    6,878,925
----------------------------------------------------------------------------------------------------
                                            Textiles -- 0.1%
  1,410,000                      B/Ba3      Invista, Inc., 9.25%, 5/1/12 (144A)       $    1,279,575
                                                                                      --------------
                                            Total Consumer Durables & Apparel         $   11,252,200
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        25

----------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
 Principal            Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------------------
                                                   CONSUMER SERVICES -- 2.5%
                                                   Casinos & Gaming -- 2.5%
$     9,750,000                         NR/WR      Buffalo Thunder Revenue Authority,
                                                   9.375%, 12/15/14                               $    1,023,750
EURO  8,515,000                         B+/B2      Codere Finance SA, 8.25%, 6/15/15
                                                   (144A)                                              4,742,713
      4,805,000                         B/B3       Firekeepers Dev Authority LLC, 13.875%,
                                                   5/1/15 (144A)                                       3,459,600
      7,610,000                         CC/Ca      Fontainebleau Las Vegas LLC, 10.25%,
                                                   6/15/15 (144A)                                        266,350
      1,535,000                         B/B3       Galaxy Entertainment Financial Corp., Ltd.,
                                                   9.875%, 12/15/12 (144A)                             1,197,300
      6,260,000                       CCC/Caa1     Little Traverse Bay Odawa Inn, 10.25%,
                                                   2/15/14 (144A)                                      2,504,000
EURO  6,925,000             8.25       BB/Ba3      Lottomatica S.p.A., Floating Rate Note,
                                                   3/31/66 (144A)                                      6,542,393
      4,210,000                         B+/B2      Manshantucket Pequot Tribe, 8.5%,
                                                   11/15/15 (144A)                                       905,150
EURO  3,265,000                         B/B3       Peermont Global, Ltd., 7.75%, 4/30/14
                                                   (144A)                                              2,749,476
      5,990,000                         B/B3       Shingle Springs Tribal, 9.375%, 6/15/15
                                                   (144A)                                              3,114,800
      6,505,000                          D/C       Station Casinos, Inc., 6.625%, 3/15/18 (f)            260,200
      1,995,000                         D/WR       Trump Entertainment Resorts, Inc., 8.5%,
                                                   6/1/15 (f)                                            144,638
                                                                                                  --------------
                                                                                                  $   26,910,370
----------------------------------------------------------------------------------------------------------------
                                                   Leisure Facilities -- 0.0%
      1,000,000             0.00        NR/WR      HRP Myrtle Beach, Floating Rate Note,
                                                   4/1/12 (144A) (f)                              $       10,000
                                                                                                  --------------
                                                   Total Consumer Services                        $   26,920,370
----------------------------------------------------------------------------------------------------------------
                                                   MEDIA -- 2.3%
                                                   Broadcasting -- 2.3%
      4,508,000                         D/WR       CCH I LLC, 11.0%, 10/1/15 (f)(c)               $      349,370
     10,680,000                         B/B1       Hughes Network System LLC, 9.5%,
                                                   4/15/14                                             9,985,800
      2,170,000            10.38       BB-/B1      Inmarsat Finance Plc, Floating Rate Note,
                                                   11/15/12                                            2,224,250
      5,800,000                       CCC+/Caa2    Intelsat Bermuda, Ltd., 11.5%, 2/4/17
                                                   (144A)                                              3,915,000
      2,785,000                        B-/Caa1     Telesat Canada, Inc., 11.0%, 11/1/15                2,590,050
      5,805,000                        B-/Caa1     Telesat Canada, Inc., 12.5%, 11/1/17                4,818,150
      6,075,000                       CCC/Caa2     Univision Communications, Inc., 9.75%,
                                                   3/15/15 (PIK) (144A) (c)                              972,000
                                                                                                  --------------
                                                                                                  $   24,854,620
                                                                                                  --------------
                                                   Total Media                                    $   24,854,620
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                                      Value
------------------------------------------------------------------------------------------------------------------
                                                  RETAILING -- 1.3%
                                                  Apparel Retail -- 0.0%
EURO   610,000             10.46      CCC+/Caa1    EDCON Holdings Proprietary, Ltd., Floating
                                                  Rate Note, 6/15/15 (144A)                         $      186,059
------------------------------------------------------------------------------------------------------------------
                                                  Internet Retail -- 0.6%
     9,020,000                        BB-/Ba3     Ticketmaster, Inc., 10.75%, 7/28/16               $    6,156,150
------------------------------------------------------------------------------------------------------------------
                                                  Specialty Stores -- 0.7%
     8,055,000                        B-/Caa1     Sally Holdings LLC, 10.5%, 11/15/16 (c)           $    7,773,075
                                                                                                    --------------
                                                  Total Retailing                                   $   14,115,284
------------------------------------------------------------------------------------------------------------------
                                                  FOOD, BEVERAGE & TOBACCO -- 2.6%
                                                  Agricultural Products -- 0.4%
     7,260,000                        BB-/Ba3     Cosan SA Industria, 8.25%, 2/15/49
                                                  (144A) (c)                                        $    4,283,400
------------------------------------------------------------------------------------------------------------------
                                                  Brewers -- 0.0%
       120,000                       BBB/Baa1     Cia Brasileira de Bebida SA, 8.75%,
                                                  9/15/13                                           $      131,700
                                                  Distillers & Vintners -- 0.2%
EURO   505,649                         NA/NA      Belvedere SA, 0.0%, 4/11/14                       $      134,113
EURO 3,286,800                         NA/NA      Belvedere SA, 7.692%, 4/11/14 (f)                      1,189,515
EURO 3,810,000             0.00       NR/Caa2     Belvedere SA, Floating Rate Note,
                                                  5/15/13 (144A) (f)                                       606,316
                                                                                                    --------------
                                                                                                    $    1,929,944
------------------------------------------------------------------------------------------------------------------
                                                  Packaged Foods & Meats -- 1.5%
     2,470,000                         NR/WR      Arantes International, Ltd., 10.25%,
                                                  6/19/13 (f)                                       $      123,500
     6,390,000                        B+/Ba3      Bertin, Ltd., 10.25%, 10/5/16 (144A)                   3,195,000
     7,158,000                         NA/B2      Fabrica de Productos SA, 9.25%,
                                                  2/23/17 (144A)                                         2,863,200
     5,300,000                         D/WD       Independencia International, Ltd.,
                                                  9.875%, 5/15/15 (144A) (f)                               689,000
     8,075,000                         B+/B1      Marfrig Overseas, Ltd., 9.625%,
                                                  11/16/16 (144A)                                        5,733,250
     9,800,000                         B/NA       Minerva Overseas, Ltd., 9.5%, 2/1/17
                                                  (144A) (c)                                             4,067,000
                                                                                                    --------------
                                                                                                    $   16,670,950
------------------------------------------------------------------------------------------------------------------
                                                  Tobacco -- 0.5%
     1,125,000                         B+/B2      Alliance One International, Inc., 11.0%,
                                                  5/15/12                                           $    1,096,875
     5,415,000                         B+/B2      Alliance One International, Inc., 8.5%,
                                                  5/15/12                                                4,846,425
                                                                                                    --------------
                                                                                                    $    5,943,300
                                                                                                    --------------
                                                  Total Food, Beverage & Tobacco                    $   28,959,294
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        27

------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------------
                                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                                  Household Products -- 0.3%
$    3,980,000                       CCC+/Caa1    Central Garden Co., 9.125%, 2/1/13 (c)      $    3,442,700
                                                                                              --------------
                                                  Total Household & Personal Products         $    3,442,700
------------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT & SERVICES -- 4.7%
                                                  Health Care Equipment -- 0.9%
     7,435,000                       CCC+/Caa3    Accellent, Inc., 10.5%, 12/1/13             $    5,613,425
     3,305,000                         B+/NR      Hologic, Inc., 2.0%, 12/15/37                    2,338,288
EURO 3,665,000                        B-/Caa1     Pts Acquisition Corp., 9.75%, 4/15/17            1,482,405
                                                                                              --------------
                                                                                              $    9,434,118
------------------------------------------------------------------------------------------------------------
                                                  Health Care Facilities -- 0.5%
     3,045,000                        BB-/B2      HCA, Inc., 9.625%, 11/15/16                 $    2,831,850
     2,285,000                        BB/Ba3      HCA, Inc. 8.5%, 4/15/19                          2,299,281
       560,000                        BB-/B2      HCA, Inc. 9.875%, 2/15/17 (c)                      560,000
       225,000                         B+/B3      Universal Hospital Services, Inc., 8.5%,
                                                  6/1/15                                             209,250
                                                                                              --------------
                                                                                              $    5,900,381
------------------------------------------------------------------------------------------------------------
                                                  Health Care Services -- 2.0%
       565,000                         B/B1       AMR Holdco/Emcar Holdco, 10.0%,
                                                  2/15/15                                     $      573,475
     9,095,000                        BB-/NR      Dasa Finance Corp., 8.75%, 5/29/18
                                                    (144A)                                         7,958,125
     3,665,000                         B-/B2      Rural/Metro Corp., 9.875%, 3/15/15               3,096,925
     7,125,000                       CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                                  7/15/17 (144A)                                   4,631,250
     9,510,000                         B-/B3      Surgical Care Affiliates, Inc., 8.875%,
                                                  7/15/15 (144A) (PIK)                             6,466,800
                                                                                              --------------
                                                                                              $   22,726,575
------------------------------------------------------------------------------------------------------------
                                                  Health Care Supplies -- 0.7%
     7,170,000                         B-/B3      Biomet, Inc., 10.375%, 10/15/17             $    6,829,425
------------------------------------------------------------------------------------------------------------
                                                  Managed Health Care -- 0.6%
     7,350,000                        B-/Caa1     Multiplan, Inc., 10.375%, 4/15/16
                                                    (144A)                                    $    6,468,000
                                                                                              --------------
                                                  Total Health Care Equipment & Services      $   51,358,499
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.2%
                                             Pharmaceuticals -- 1.2%
$  7,455,000                       C/C       Angiotech Pharmaceutical, Inc., 7.75%,
                                             4/1/14 (c)                                        $    3,131,100
   7,875,000                      B/B2       Phibro Animal Health Corp., 10.0%,
                                             8/1/13 (144A)                                          6,615,000
   3,530,000                    CCC+/Caa1    Phibro Animal Health Corp., 13.0%,
                                             8/1/14 (144A)                                          2,894,600
                                                                                               --------------
                                                                                               $   12,640,700
                                                                                               --------------
                                             Total Pharmaceuticals & Biotechnology             $   12,640,700
------------------------------------------------------------------------------------------------------------
                                             BANKS -- 3.1%
                                             Diversified Banks -- 2.6%
   4,400,000                    BBB-/Ba1     Alfa Div Pymt Rights Finance, 7.23563%,
                                             12/15/11 (144A)                                   $    3,344,000
   6,675,000                     NR/Ba1      ATF Bank JSC, 9..25%, 4/12/12 (144A)+                  4,005,000
   3,360,000                     NR/Ba1      ATF Bank, 9.0%, 5/11/16 (144A)                         1,686,246
   1,500,000         10.00       NR/Ba3      ATF Capital BV, 10.0%, 12/31/49                          375,000
   4,530,000                     NR/Ba1      ATF Capital BV, 9.25%, 2/21/14 (144A)                  2,265,000
   2,790,000                      NR/B2      Banco Macro SA, 8.5%, 2/1/17                           1,562,400
   2,870,000                      NR/B2      Banco Macro SA, 9.75%, 12/18/36                        1,033,200
   6,230,000          8.92       NR/Ba1      Banco Macro SA, Floating Rate Note, 6/7/12             2,118,200
   3,100,000          8.25         D/C       BTA Finance Luxembourg SA, 8.25%,
                                             12/31/49                                                 271,250
   5,380,000                     NR/Ba3      Centercredit International BV, 8.625%,
                                             1/30/14 (144A)                                         2,582,400
   3,750,000          9.20       CCC+/B3     Kazkommerts Finance 2 BV, Floating Rate
                                             Note, 11/29/49                                           937,500
   1,400,000                     BB-/Ba3     Kazkommerts International BV, 8.0%,
                                             11/3/15                                                  735,000
   2,465,000                     B+/Ba3      Russian Standard Bank BV, 7.5%,
                                             10/7/10 (144A)                                         1,626,900
   4,300,000                     NA/Ba3      Sibacademfinance Plc, 9.0%, 5/12/09
                                                 (144A) (c)                                         4,301,204
   3,410,000                      B+/Ca      Temir Capital BV, 9.5%, 5/21/14                          682,000
   7,070,000                      D/Ca       Turanalem Finance BV, 8.5%, 2/10/15
                                                 (144A) (c)                                         1,414,000
                                                                                               --------------
                                                                                               $   28,939,300
------------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.3%
   3,600,000                      A/B2       Wells Fargo Capital Corp., 9.75%,
                                             12/29/49 (c)                                      $    3,060,000
------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
   3,190,000                     BB-/Ba3     Hipotecaria Su Casita SA, 8.5%,
                                             10/4/16 (144A)                                    $    1,658,800
                                                                                               --------------
                                             Total Banks                                       $   33,658,100
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        29

--------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 4.2%
                                             Asset Management & Custody Banks -- 0.3%
$  3,580,000                    BB+/Baa3     Janus Capital Group, Inc., 6.95%,
                                             6/15/17                                      $    2,321,623
--------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 1.0%
   5,480,000                      NR/NR      Egidaco Investments Plc, 18.0%, 6/24/11      $    5,087,115
   4,955,000                    CCC+/Caa1    Ford Motor Credit Co., 5.7%, 1/15/10 (c)          4,657,859
   1,295,000                    CCC+/Caa1    Ford Motor Credit Co. 8.0%, 12/15/16                987,860
                                                                                          --------------
                                                                                          $   10,732,834
--------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.1%
   1,135,000                      BB/NR      Ibis Re, Ltd., 11.2775%, 5/10/12             $    1,135,000
--------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.9%
  20,665,000          5.79       BBB/A3      Goldman Sachs Capital Corp., Floating
                                             Rate Note, 12/29/49                          $   10,220,744
--------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.9%
  11,305,000                     B-/Caa1     Ace Cash Express, Inc., 10.25%, 10/1/14
                                             (144A)                                       $    3,956,750
     860,000                    CCC+/Caa1    Ipayment, Inc., 9.75%, 5/15/14                      498,800
  19,800,000                    CCC+/Caa1    NCO Group, Inc., 11.875%, 11/15/14                9,504,000
  11,870,000          7.68       CCC+/B3     NCO Group, Inc., Floating Rate Note,
                                             11/15/13                                          7,240,700
                                                                                          --------------
                                                                                          $   21,200,250
                                                                                          --------------
                                             Total Diversified Financials                 $   45,610,451
--------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 4.3%
                                             Insurance Brokers -- 1.5%
  11,140,000                    CCC/Caa1     Alliant Holdings, Inc., 11.0%, 5/1/15
                                             (144A)                                       $    7,630,900
  13,710,000                    CCC+/Caa1    Hub International Holdings, Ltd., 10.25%,
                                             6/15/15 (144A)                                    7,677,600
   2,270,000                    CCC/Caa1     Usi Holdings Corp., 9.75%, 5/15/15
                                             (144A)                                            1,089,600
                                                                                          --------------
                                                                                          $   16,398,100
--------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.9%
   3,320,000                     BB/Baa3     Liberty Mutual Group, 7.0%, 3/15/37
                                             (144A)                                       $    1,222,172
   9,500,000         10.75       BB/Baa3     Liberty Mutual Group, Floating Rate Note,
                                             6/15/58 (144A)                                    5,225,000
   3,037,081                      B+/NA      Sul America Partecipacoe SA, 8.625%,
                                             2/15/12 (144A)                                    2,976,339
                                                                                          --------------
                                                                                          $    9,423,511
--------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.1%
   2,000,000                      B/NR       Kingsway America, Inc., 7.5%, 2/1/14         $    1,283,900
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

--------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 1.8%
$  1,375,000         15.20        B-/NR      Atlas Reinsurance Plc, Cat Bond, Floating
                                             Rate Note, 1/10/11 (144A)                    $    1,793,735
   1,875,000          7.19       BB+/NR      Blue Fin, Ltd., Floating Rate Note,
                                             4/10/12                                           1,538,813
     750,000          8.92       BB+/NR      Caelus Re, Ltd., Floating Rate Note,
                                             6/7/11                                              699,375
   1,750,000         18.03        B/NR       Carillon, Ltd., Floating Rate Note,
                                             1/10/11                                           1,608,250
   2,600,000         12.03        NR/B3      Globecat, Ltd., Cat Bond, Floating Rate
                                             Note, 1/2/13 (144A)                               2,386,020
     375,000          8.78        NR/B1      Globecat, Ltd., Cat Bond, Floating Rate
                                             Note, 1/2/13 (144A)                                 346,913
   1,000,000          8.56       BB+/NR      Green Valley, Ltd., Floating Rate Note,
                                             1/10/11 (144A)                                    1,262,496
     985,000         14.00      BBB-/Caa2    MBIA Insurance Corp., Floating Rate Note,
                                             1/15/33 (144A) (c)                                  374,300
     500,000          7.07        NR/B1      Nelson Re, Ltd., Floating Rate Note,
                                             6/6/11                                              471,350
     435,000          7.45       BB+/NA      Newton Re, Ltd., Cat Bond, Floating Rate
                                             Note, 12/24/10 (144A)                               430,215
     745,000          9.75        BB/NA      Newton Re, Ltd., Cat Bond, Floating Rate
                                             Note, 12/24/10 (144A)                               701,045
   4,165,000                     BBB+/NA     Platinum Underwriters HD, 7.5%, 6/1/17            2,930,969
   1,900,000         14.15        B/NA       Residential Re, Floating Rate Note,
                                             6/6/11                                            1,778,590
     500,000         12.68        B+/NA      Residential Rein, Cat Bond, Floating Rate
                                             Note, 6/5/09                                        499,000
   1,010,000         19.42        NA/NA      Successor II, Ltd., Cat Bond, Floating Rate
                                             Note, 4/6/10                                        948,592
   1,925,000         27.67        NA/NA      Successor II, Ltd., Cat Bond, Floating Rate
                                             Note, 4/6/10                                      1,768,498
                                                                                          --------------
                                                                                          $   19,538,161
                                                                                          --------------
                                             Total Insurance                              $   46,643,672
--------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 2.0%
                                             Diversified Real Estate Activities -- 0.6%
   8,190,000                     BB-/NR      BR Malls International Finance SA, 9.75%,
                                             12/31/49 (Perpetual) (144A)                  $    5,896,800
--------------------------------------------------------------------------------------------------------
                                             Real Estate Development -- 0.4%
   5,585,000                     B/Caa2      Greentown China Holdings, Ltd., 9.0%,
                                             11/8/13 (144A)                               $    4,747,250
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        31

---------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)  (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------------
                                                  Real Estate Operating Companies -- 1.0%
$    6,750,000                         B-/B       Alto Palermo SA, 7.875%, 5/11/17
                                                  (144A)                                         $    3,442,500
     6,840,000             9.13        B-/NR      Alto Palermo SA, Floating Rate Note,
                                                  6/11/12 (144A)                                      3,478,140
     8,405,000                         B-/NA      Inversiones Y Rep SA, 8.5%, 2/2/17
                                                  (144A) (c)                                          4,286,550
                                                                                                 --------------
                                                                                                 $   11,207,190
                                                                                                 --------------
                                                  Total Real Estate                              $   21,851,240
---------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 2.2%
                                                  Application Software -- 0.6%
     9,590,000                        B-/Caa1     Vangent, Inc., 9.625%, 2/15/15                 $    6,904,800
---------------------------------------------------------------------------------------------------------------
                                                  Data Processing & Outsourced Services -- 0.5%
     8,025,000                         B-/B3      First Data Corp., 9.875%, 9/24/15
                                                  (144A) (c)                                     $    5,547,281
---------------------------------------------------------------------------------------------------------------
                                                  IT Consulting & Other Services -- 0.5%
     7,920,000                       CCC+/Caa1    Activant Solutions, Inc., 9.5%, 5/1/16         $    5,167,800
---------------------------------------------------------------------------------------------------------------
                                                  Systems Software -- 0.6%
    17,350,000                         NR/WR      Pegasus Solutions, Inc., 10.5%, 4/15/15        $    6,246,000
                                                                                                 --------------
                                                  Total Software & Services                      $   23,865,881
---------------------------------------------------------------------------------------------------------------
                                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                                  Computer Storage & Peripherals -- 0.3%
     3,065,000                        BB+/Ba1     Seagate Technology International, Inc.,
                                                  10.0%, 5/1/14                                  $    3,065,000
---------------------------------------------------------------------------------------------------------------
                                                  Electronic Equipment & Instruments -- 0.8%
     8,975,000                         B/B1       Da-Lite Screen Co., Inc., 9.5%, 5/15/11        $    8,077,500
EURO 1,975,000                        B-/Caa2     Vac Finanzierung BMGH, 9.25%, 4/15/16
                                                  (144A)                                                392,872
                                                                                                 --------------
                                                                                                 $    8,470,372
                                                                                                 --------------
                                                  Total Technology Hardware & Equipment          $   11,535,372
---------------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION SERVICES -- 7.5%
                                                  Integrated Telecommunication Services -- 3.5%
    17,340,000                        CCC+/B3     Broadview Networks Holdings, Inc.,
                                                  11.375%, 9/1/12                                $   11,184,300
    23,686,000                         B-/B2      GC Impsat Hldgs I Plc, 9.872%, 2/15/17
                                                  (144A)                                             18,119,790
     2,390,000                         B/B3       GCI, Inc., 7.25%, 2/15/14                           2,198,800
     4,500,000                       CCC+/Caa1    Paetec Holdings Corp., 9.5%, 7/15/15 (c)            3,375,000
     2,450,000                       BBB-/Ba1     Qwest Corp., 8.375%, 5/1/16                         2,443,875
       980,000                        3/Baa3      Tele Norte Leste Participacoes SA, 8.0%,
                                                  12/18/13                                            1,002,050
                                                                                                 --------------
                                                                                                 $   38,323,815
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                                      Value
------------------------------------------------------------------------------------------------------------------
                                                  Wireless Telecommunication Services -- 4.0%
EURO 7,480,000                       CCC/Caa2     Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)            $    6,414,100
     5,785,000                         B-/B3      Cricket Communications Inc., 9.375%,
                                                  11/1/14 (c)                                            5,727,150
     7,600,000                         NR/B1      Digicel, Ltd., 9.25%, 9/1/12 (144A)                    7,144,000
EURO 2,900,000            10.96      CCC/Caa3     Hellas Tel Finance SA, Floating Rate Note,
                                                  1/15/15 (144A)                                           826,855
     1,950,000                        BB/Ba2      Mobile Telesystems Finance, Inc., 8.0%,
                                                  1/28/12 (c)                                            1,833,000
     3,025,000                         B-/B2      True Move Co., Ltd., 10.375%, 8/1/14
                                                  (144A)                                                 1,754,500
    18,455,000                         B-/B2      True Move Co., Ltd., 10.75%, 12/16/13
                                                  (144A)                                                11,073,000
     2,000,000                        BB+/Ba2     UBS (Vimpelcom) BV, 8.375%, 10/22/11
                                                  (144A)                                                 1,815,000
     4,750,000                        BB+/Ba2     UBS (Vimpelcom) BV, 8.25%, 5/23/16
                                                  (144A) (c)                                             3,348,750
     5,475,000                        BB+/Ba2     Vip Fin, Inc., 9.125%, 4/30/18 (144A)                  3,900,938
                                                                                                    --------------
                                                                                                    $   43,837,293
                                                                                                    --------------
                                                  Total Telecommunication Services                  $   82,161,108
------------------------------------------------------------------------------------------------------------------
                                                  UTILITIES -- 6.8%
                                                  Electric Utilities -- 3.1%
    17,060,000                        NA/Caa3     Caiua Serv Electricidad SA de CV,
                                                  11.125%, 4/2/49 (144A)                            $    5,800,400
    10,835,000                         B-/NA      CIA Transporte Energia SA de CV, 8.875%,
                                                  12/15/16 (144A)                                        4,767,400
     1,332,710                        BB-/Ba2     FPL Energy National Wind, Inc., 6.125%,
                                                  3/25/19 (144A)                                         1,165,962
     1,520,905                        BB-/Ba2     FPL Energy Wind Funding, Inc., 6.876%,
                                                  6/27/17 (144A)                                         1,406,837
     5,940,000                         NA/NA      Mirant JPSCO Finance, Ltd., 11.0%,
                                                  7/6/16 (144A)                                          5,880,600
    12,000,000                         NR/NR      Power Contract Financing LLC, 0.681%,
                                                  2/5/10 (144A)                                         11,160,000
     7,570,000                       CCC/Caa1     TXU Energy Co., 10.25%, 11/1/15 (c)                    4,295,975
                                                                                                    --------------
                                                                                                    $   34,477,174
------------------------------------------------------------------------------------------------------------------
                                                  Gas Utilities -- 0.9%
    17,417,000                         B-/B2      Transportadora De Gas Del Sur SA,
                                                  7.875%, 5/14/17 (144A)                            $   10,101,860
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        33

------------------------------------------------------------------------------------------------------------
                       Floating      S&P/Moody's
Principal              Rate (b)      Ratings
Amount ($)             (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------------
                                                  Independent Power Producer & Energy Traders -- 1.8%
$        4,357,000                    BB/Ba2      AES Chivor Corp., 9.75%, 12/30/14
                                                  (144A) (c)                                  $    4,313,430
        10,600,000                     NA/NA      Biofuel Energy ASA, 19.0%, 6/7/12                6,360,000
         8,395,000                    BB-/Ba3     Intergen NV, 9.0%, 6/30/17                       7,975,250
         1,356,600                    NR/Ba1      Juniper Generation LLC, 6.79%,
                                                  12/31/14 (144A)                                  1,240,551
                                                                                              --------------
                                                                                              $   19,889,231
------------------------------------------------------------------------------------------------------------
                                                  Multi-Utilities -- 1.0%
         5,860,000                    BB/Ba2      NSG Holdings LLC, 7.75%, 12/15/25
                                                  (144A)                                      $    4,570,800
         7,822,135         0.00        NR/NR      Ormat Funding Corp., 8.25%, 12/30/20             5,710,158
                                                                                              --------------
                                                                                              $   10,280,958
                                                                                              --------------
                                                  Total Utilities                             $   74,749,223
------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (Cost $1,469,546,595)                       $  857,207,830
------------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT BONDS -- 1.7%
                                                  CAPITAL GOODS -- 0.1%
                                                  Industrial Conglomerates -- 0.1%
         3,590,000                     B-/NA      CIA Latino Americano, 9.75%, 5/10/12        $    1,005,200
                                                                                              --------------
                                                  Total Capital Goods                         $    1,005,200
------------------------------------------------------------------------------------------------------------
                                                  GOVERNMENT -- 1.6%
ITL  1,450,000,000                   BBB-/Baa3    Banco Nac De Desen Econo, 8.0%,
                                                  4/28/10                                     $    1,013,007
BRL     10,350,000                   BBB-/Ba1     Federal Republic of Brazil, 12.5%, 1/5/16        4,862,050
BRL      2,560,000                   BBB-/Ba1     Federal Republic of Brazil, 5.875%,
                                                  1/15/19                                          2,508,800
BRL      2,480,000                   BBB-/Ba1     Republic of Brazil, 12.5%, 1/5/22                1,159,330
COP  2,510,000,000                    BB+/Ba1     Republic of Columbia, 11.75%, 3/1/10             1,140,660
COP 10,258,000,000                    BB+/Ba1     Republic of Columbia, 12.0%, 10/22/15            5,366,005
         1,250,000                   BBB-/Ba1     Republic of Peru, 7.125%, 3/30/19                1,350,000
                                                                                              --------------
                                                                                              $   17,399,852
                                                                                              --------------
                                                  Total Government                            $   17,399,852
------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN GOVERNMENT BONDS
                                                  (Cost $19,756,913)                          $   18,405,052
------------------------------------------------------------------------------------------------------------
                                                  MUNICIPAL BONDS -- 0.5%
                                                  Government -- 0.5%
                                                  Municipal Airport -- 0.0%
            15,000                     B/B3       New Jersey Economic Development
                                                  Authority Special Facility Revenue, 7.0%,
                                                  11/15/30                                    $       10,455
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                            Municipal General -- 0.5%
$ 8,875,000         12.00        NR/NR      Non-Profit PFD FDG TR I, Floating Rate
                                            Note, 9/15/37                               $    5,919,980
------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $8,871,352)                           $    5,930,435
------------------------------------------------------------------------------------------------------
                                            SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 6.0%**
                                            ENERGY -- 0.0%
                                            Oil & Gas Exploration & Production -- 0.0%
    791,177          5.25       B/Caa1      Venoco, Inc., Second Lien, 9/20/11          $      522,177
                                                                                        --------------
                                            Total Energy                                $      522,177
------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.6%
                                            Steel -- 0.6%
 10,981,251          5.60        B/B3       Niagara Corp., Term Loan, 6/29/14           $    6,176,954
                                                                                        --------------
                                            Total Materials                             $    6,176,954
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.1%
                                            Construction & Engineering -- 0.1%
    823,373          8.00        NR/NR      Custom Building Products, Inc., Term Loan,
                                            First Lien, 10/20/11                        $      625,763
  3,150,000         10.75       BB-/B1      Custom Building Products, Inc., Loan
                                            (Second Lien), 4/20/12                           1,774,501
                                                                                        --------------
                                                                                        $    2,400,264
                                                                                        --------------
                                            Total Capital Goods                         $    2,400,264
------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                            Diversified Support Services -- 0.1%
  1,193,761          4.51        BB/B2      Rental Service Corp., Second Lien,
                                            11/21/13                                    $      775,945
                                                                                        --------------
                                            Total Commercial Services & Supplies        $      775,945
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Air Freight & Couriers -- 0.1%
  6,457,444          9.56        NR/NR      Louis Topco, Ltd., Term Loan, 6/1/17        $      385,360
    295,802          4.53        B/Ba2      TNT Logistics Plc, Additional Pre Funded
                                            Loan, 11/4/13                                      150,119
    886,101          3.43       NR/Ba2      TNT Logistics Plc, U.S. Term Loan,
                                            11/4/13                                            449,696
                                                                                        --------------
                                                                                        $      985,175
                                                                                        --------------
                                            Total Transportation                        $      985,175
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        35

---------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.0%
                                          Homebuilding -- 0.0%
$ 713,919          8.25        B+/B2      LandSource Communities Development
                                          LLC, Facility Loan, 6/1/09 (PIK) (f)       $      140,999
8,150,000          8.75        B+/B2      LandSource Communities Development
                                          LLC, Roll Up Facility, 5/31/19                    134,133
                                                                                     --------------
                                                                                     $      275,132
                                                                                     --------------
                                          Total Consumer Durables & Apparel          $      275,132
---------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.4%
                                          Casinos & Gaming -- 0.4%
  995,146          3.71       BB-/Ba3     Gateway Casinos & Entertainment, Inc.,
                                          Delayed Draw, 9/30/14                      $      492,597
4,913,534          3.71       BB-/Ba3     Gateway Casinos & Entertainment, Inc.,
                                          Term Advance, 9/30/14                           2,432,199
6,250,000          6.71      BB-/Caa1     Gateway Casinos & Entertainment, Inc.,
                                          Advance (Second Lien), 3/31/15                  1,156,250
                                                                                     --------------
                                                                                     $    4,081,046
                                                                                     --------------
                                          Total Consumer Services                    $    4,081,046
---------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.3%
                                          Cable & Satellite -- 0.3%
1,000,000          6.75        B+/B2      Charter Communications, Inc., Third Lien,
                                          10/28/14                                   $      668,000
1,402,250          5.31        B+/B1      Charter Communications, Inc., New Term
                                          Loan, 3/5/14                                    1,186,654
1,103,591          2.75        B/B3       Knology, Inc., Term Loan, 6/30/12                 955,986
                                                                                     --------------
                                                                                     $    2,810,640
                                                                                     --------------
                                          Total Media                                $    2,810,640
---------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                          Personal Products -- 0.0%
  241,993          2.43      BB-/Baa3     Brickman Holdings, Inc., Tranche B Term,
                                          1/23/14                                    $      211,441
                                                                                     --------------
                                          Total Household & Personal Products        $      211,441
---------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                          Health Care Equipment -- 0.2%
2,918,510          4.74        B+/B2      Talecris Biotherapeutics Holdings Corp.,
                                          First Lien Term, 12/6/13                   $    2,728,807
---------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.6%
7,510,000          4.74       BB/Ba3      Inverness Medical Innovations, Inc., Term
                                          Loan, 6/26/15                              $    6,533,700
                                                                                     --------------
                                          Total Health Care Equipment & Services     $    9,262,507
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.2%
                                            Specialized Finance -- 0.2%
$ 3,434,418          4.22       BB-/B3      Ace Cash Express, Inc., Term Loan,
                                            10/5/13                                    $    1,884,637
  1,089,444          7.50       BB-/Ba3     NCO Financial System, Inc., Term B
                                            Advance, 5/15/13                                  768,058
                                                                                       --------------
                                                                                       $    2,652,695
                                                                                       --------------
                                            Total Diversified Financials               $    2,652,695
-----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.9%
                                            Insurance Brokers -- 0.5%
  2,905,750          4.23        B-/B3      Alliant Holdings I, Inc., Term Loan,
                                            8/21/14                                    $    2,281,014
    821,126          3.72        B+/B3      HUB International Holdings, Inc., Delaed
                                            Draw, 6/13/14                                     640,478
  3,653,191          3.72        B+/B3      HUB International Holdings, Inc., Initial
                                            Term Loan, 6/13/14                              2,849,489
                                                                                       --------------
                                                                                       $    5,770,981
-----------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.4%
  6,750,000          6.79        B-/B2      AmWins Group, Inc., Initial Term Loan,
                                            6/9/13                                     $    1,721,250
  4,155,753          3.77        B-/B2      AmWins Group, Inc., Initial Term Loan,
                                            6/8/13                                          2,503,841
                                                                                       --------------
                                                                                       $    4,225,091
                                                                                       --------------
                                            Total Insurance                            $    9,996,072
-----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                            Electronic Equipment & Instruments -- 1.2%
 10,219,530          4.79       BB/Ba2      Huawei-3Com Co., Ltd., Tranche B Term,
                                            9/28/12                                    $    7,971,234
  5,219,910          4.68        B/B3       Scitor Corp., Term Loan, 9/26/14                4,619,621
                                                                                       --------------
                                                                                       $   12,590,855
                                                                                       --------------
                                            Total Technology Hardware & Equipment      $   12,590,855
-----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.2%
                                            Semiconductor Equipment -- 0.2%
  2,361,248         12.5         BB/NR      Freescale Semiconductor, Inc., New Term
                                            Loan, 12/1/14                              $    1,645,004
                                                                                       --------------
                                            Total Semiconductors                       $    1,645,004
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        37

---------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
Principal       Rate (b)     Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.8%
                                           Integrated Telecommunication Services -- 0.8%
$  713,327       4.22           B+/B2      Telesat Canda, Inc., U.S. Term II Loan,
                                           10/31/14                                  $      659,976
 8,305,577       3.55           B+/B2      Telesat Canda, Inc., U.S. Term I Loan,
                                           10/31/14                                       7,684,391
                                                                                     --------------
                                                                                     $    8,344,367
                                                                                     --------------
                                           Total Telecommunication Services          $    8,344,367
---------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.3%
                                           Independent Power Producer & Energy Traders -- 0.3%
 2,294,182       2.72          BB/Ba1      NRG Energy, Inc., Term Loan, 2/1/13       $    2,140,999
 1,229,735       2.72          BB/Ba1      NRG Energy, Inc., Credit Linked, 2/1/13        1,147,623
                                                                                     --------------
                                                                                     $    3,288,622
                                                                                     --------------
                                           Total Utilities                           $    3,288,622
---------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR SECURED FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $117,251,968)                       $   66,018,896
---------------------------------------------------------------------------------------------------
                                           RIGHTS/WARRANTS -- 0.1%
                                           ENERGY -- 0.1%
                                           Oil & Gas Exploration & Production -- 0.1%
11,303,000                                 Norse Energy Corp. ASA*                   $    1,605,822
                                                                                     --------------
                                           Total Energy                              $    1,605,822
---------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.0%
                                           Forest Products -- 0.0%
     3,250                                 Mandra Forestry Holdings, Ltd., CW13,
                                           Warrants Expire, 5/15/13*                 $           --
                                                                                     --------------
                                           Total Materials                           $           --
---------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.0%
                                           Independent Power Producer & Energy Traders -- 0.0%
   498,836                                 Biofuel Energy ASA*                       $           --
                                                                                     --------------
                                           Total Utilities                           $           --
---------------------------------------------------------------------------------------------------
                                           TOTAL RIGHTS/WARRANTS
                                           (Cost $1,460,198)                         $    1,605,822
---------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 6.2%
                                           Securities Lending Collateral -- 6.2% (d)
                                           Certificates of Deposit:
 1,578,477                                 Abbey National Plc, 1.58%, 8/13/09        $    1,578,477
 1,578,470                                 Bank of Nova Scotia, 1.58%, 5/5/09             1,578,470
 2,524,878                                 Bank of Scotland NY, 1.45%, 6/5/09             2,524,878
 2,841,259                                 Barclays Bank, 1.15%, 5/27/09                  2,841,259
 2,841,259                                 DnB NOR Bank ASA NY, 1.5%, 6/5/09              2,841,259

The accompanying notes are an integral part of these financial statements.


38        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

--------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------------
                                               Certificates of Deposit -- (continued)
$ 2,891,770                                    Intesa SanPaolo S.p.A., 1.05%, 5/22/09    $     2,891,770
  2,367,716                                    Royal Bank of Canada NY, 1.44%, 8/7/09          2,367,716
  2,841,259                                    Svenska Bank NY, 1.48%, 7/8/09                  2,841,259
  3,156,954                                    CBA, 1.35%, 7/16/09                             3,156,954
  3,156,954                                    Societe Generale, 1.75%, 9/4/09                 3,156,954
  3,156,954                                    U.S. Bank NA, 1.35%, 8/24/09                    3,156,954
                                                                                         ---------------
                                                                                         $    28,935,951
--------------------------------------------------------------------------------------------------------
                                               Commercial Paper:
  3,156,954                                    Monumental Global Funding, Ltd., 1.64%,
                                               8/17/09                                   $     3,156,954
  1,578,477                                    CME Group, Inc., 1.44%, 8/6/09                  1,578,477
  3,100,129                                    American Honda Finance Corp., 1.27%,
                                               7/14/09                                         3,100,129
  3,156,954                                    HSBC Bank, Inc., 1.64%, 8/14/09                 3,156,954
    789,239                                    IBM, 1.47%, 9/25/09                               789,239
  2,841,259                                    MetLife Global Funding, 1.71%, 6/12/09          2,841,259
  2,841,259                                    New York Life Global, 1.37%, 9/4/09             2,841,259
  2,683,411                                    Westpac Banking Corp., 0.96%, 6/1/09            2,683,411
                                                                                         ---------------
                                                                                         $    20,147,683
--------------------------------------------------------------------------------------------------------
                                               Tri-Party Repurchase Agreements
 12,627,817                                    Deutsche Bank, 0.15%, 5/1/09              $    12,627,817
  3,332,102                                    Barclays Capital Markets, 0.15%, 5/1/09         3,332,102
                                                                                         ---------------
                                                                                         $    15,959,919
--------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------
                                               Money Market Mutual Fund:
  3,156,954                                    JPMorgan U.S. Government Money
                                               Market Fund                               $     3,156,954
                                                                                         ---------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $68,200,507)                        $    68,200,507
--------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 102.4%
                                               (Cost $1,836,021,359) (a)(e)              $ 1,120,799,840
--------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS AND
                                               LIABILITIES -- (2.4)%                     $   (26,750,980)
--------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                $ 1,094,048,860
========================================================================================================

*      Non-Income producing security.

+      Investment deemed to be an affiliate of the Fund.

(PIK)  Represents a pay in kind security.

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        39

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2009, the value of these securities amounted to $399,868,231 or 36.5% of total net assets.

STEP Debt obligation initially issued at one coupon which converts to another coupon at a specified date. The rate shown is the rate at the end of the period.

** Senior Floating Rate Note loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2009, the net unrealized loss on investments based on cost for federal Income tax purposes of $1,839,311,647 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $   6,796,934
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (725,308,741)
                                                                                     -------------
         Net unrealized loss                                                         $(718,511,807)
                                                                                     =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end

(c)    At April 30, 2009, the following securities were out on loan:

--------------------------------------------------------------------------------------------------
       Principal
       Amount         Security                                                          Value
--------------------------------------------------------------------------------------------------
       $3,500,000     AES Chivor, 9.75%, 12/30/14 (144A)                                $3,578,750
          804,505     Ainsworth Lumber, 11.0%, 7/29/15 (144A)                              280,057
        2,625,000     Aleris International, Inc., 10.0%, 12/15/16                           63,937
        1,889,000     Angiotech Pharmaceutical, 7.75%, 4/1/14                              743,781
          200,000     Aventine Renewable Energy, 10.0%, 4/1/17                              31,611
        1,000,000     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49                  470,877
        3,083,000     CCH I LLC, 11.0%, 10/1/15                                             78,573
        3,940,000     Central Garden, 9.125%, 2/1/13                                     3,496,982
        2,000,000     Chemtura Corp., 6.875%, 6/1/16                                     1,013,708
        1,000,000     Cosan SA Industria, 8.25%, 2/15/49 (144A)                            590,000
        5,000,000     Cricket Communications I, 9.375%, 11/1/14                          5,183,075
        7,944,000     First Data Corp., 9.875%, 9/24/15 (144A)                           5,556,661
        4,905,000     Ford Motor Credit Co., 5.7%, 1/15/10                               4,692,393
          632,000     Georgia Gulf Corp, 10.75%, 10/15/16                                   33,070
        3,225,000     Georgia Gulf Corp., 9.5%, 10/15/14                                   714,202
          700,000     Graphic Packaging Co., 9.5%, 8/15/13                                 645,604
          500,000     Harvest Operations Corp., 7.875%, 10/15/11                           371,641
          500,000     HCA, Inc. 9.875%, 2/15/17                                            509,738
        2,550,000     Inversiones Y Rep, 8.5%, 2/2/17 (144A)                             1,353,484

The accompanying notes are an integral part of these financial statements.


40        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09


--------------------------------------------------------------------------------------------------
       Principal
       Amount         Security                                                         Value
--------------------------------------------------------------------------------------------------
       $5,000,000     Lear Corp., 8.75%, 12/1/16                                       $   956,075
          776,000     MBIA Insurance Corp. Floating Rate Note, 1/15/33 (144A)              326,566
        5,000,000     Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                        2,192,430
          800,000     Mobile Telesystems Finance, 8.0%, 1/28/12                            768,355
        2,529,000     Paetec Holdings, 9.5%, 7/15/15                                     1,966,824
        1,485,000     Panolam Industries International, 10.75%, 10/1/13                     87,110
        2,500,000     Plains Exploration & Production Co., 10.0%, 3/1/16                 2,475,000
        7,595,500     Sally Holdings LLC, 10.5%, 11/15/16                                7,695,191
        4,300,000     Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                         4,481,803
          100,000     Turanalem Finance BV, 8.5%, 2/10/15 (144A)                            21,889
        6,901,000     TXU Energy Co., 10.25%, 11/1/15                                    4,268,027
        4,561,000     UBS (Vimpelcom), 8.25%, 5/23/16 (144A)                             3,249,713
        5,000,000     Univision Communications, 9.75%, 3/15/15 (PIK) (144A)                835,940
          100,000     Waste Services, Inc., 9.5%, 4/15/14                                   87,396
        3,556,000     Wells Fargo Capital, 9.75%, 12/29/49                               3,055,344
        8,939,000     Yankee Acquisition Corp., 9.75%, 2/15/17                           5,947,233
--------------------------------------------------------------------------------------------------
                      Total                                                            $67,823,040
==================================================================================================

**    Indicates pending sale at April 30, 2009.

(d)   Securities lending collateral is managed by Credit Suisse, New York
      Branch.

(e) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

      United States                             63.6%
      Netherlands                                3.9%
      Brazil                                     3.7%
      Norway                                     3.3%
      Luxembourg                                 3.3%
      Cayman Islands                             3.1%
      Argentina                                  3.1%
      United Kingdom                             2.6%
      Canada                                     2.0%
      South Africa                               1.5%
      Jamaica                                    1.2%
      Thailand                                   1.1%
      Columbia                                   1.0%
      Other (individually less than 1%)          6.6%
                                               -----
                                               100.0%
                                               =====

(f)   Security is in default and is non-income producing.

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        41

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

       NOK Norwegian Krone
       GBP British Pound Sterling
       EURO Euro
       ITL  Italian Lira
       BRL  Brazilian Real
       COP Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2009 aggregated $75,946,423 and $145,039,777, respectively.


FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets:

-----------------------------------------------------------------------------------
                                                                       Other
                                                     Investments       Financial
Valuation Inputs                                   in Securities       Instruments*
-----------------------------------------------------------------------------------
Level 1 -- Quoted Prices                           $   10,995,605       $       --
Level 2 -- Other Significant Observable Inputs      1,109,804,235         (197,332)
Level 3 -- Significant Unobservable Inputs                     --               --
-----------------------------------------------------------------------------------
Total                                              $1,120,799,840       $ (197,332)
===================================================================================


The accompanying notes are an integral part of these financial statements.


42        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Statement of Assets and Liabilities | 4/30/09 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of
   $67,823,040) (cost $1,836,021,359)                                      $1,120,799,840
  Cash                                                                          1,555,032
  Foreign currencies, at value (cost $15,779,741)                              16,654,677
  Receivables --
   Investment securities sold                                                     942,387
   Fund shares sold                                                             6,797,091
   Dividends, interest and foreign taxes withheld                              39,406,636
   Forward foreign currency settlement contracts, net                               9,373
   Due from Pioneer Investment Management, Inc.                                     3,421
  Other                                                                            86,737
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,186,255,194
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   14,238,278
   Fund shares repurchased                                                      4,000,356
   Dividends                                                                    5,046,438
   Forward foreign currency portfolio hedge contracts, open-net                   206,705
   Upon return of securities loaned                                            68,200,507
  Due to affiliates                                                               368,806
  Accrued expenses                                                                145,244
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $   92,206,334
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $2,005,600,734
  Distributions in excess of net investment income                             (7,879,045)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                              (188,852,568)
  Net unrealized loss on investments                                         (715,221,519)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                       401,258
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,094,048,860
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $643,097,453/93,255,525 shares)                        $         6.90
  Class B (based on $71,928,200/10,457,462 shares)                         $         6.88
  Class C (based on $315,722,724/46,037,982 shares)                        $         6.86
  Class Y (based on $60,873,799/8,938,848 shares)                          $         6.81
  Class Z (based on $2,426,684/340,991 shares)                             $         7.12
MAXIMUM OFFERING PRICE:
  Class A ($6.90 [divided by] 95.5%)                                       $         7.23
=========================================================================================

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        43

Statement of Operations (unaudited)

For the Six Months Ended 4/30/09

INVESTMENT INCOME:
  Dividends                                                     $     670,536
  Interest                                                         79,986,019
  Income from securities loaned, net                                  500,571
--------------------------------------------------------------------------------------------------
     Total investment income                                                         $  81,157,126
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $   3,567,346
  Transfer agent fees and expenses
   Class A                                                            880,223
   Class B                                                            100,530
   Class C                                                            237,669
   Class Y                                                              5,948
   Class Z                                                              6,193
  Distribution fees
   Class A                                                            792,731
   Class B                                                            353,351
   Class C                                                          1,501,126
  Shareholder communications expense                                  385,158
  Administrative fees                                                 267,649
  Custodian fees                                                       31,838
  Registration fees                                                    54,557
  Professional fees                                                    71,061
  Printing expense                                                     89,183
  Fees and expenses of nonaffiliated trustees                          26,027
  Miscellaneous                                                        91,014
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $   8,461,604
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                      (1,012,327)
     Less fees paid indirectly                                                              (3,382)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $   7,445,895
--------------------------------------------------------------------------------------------------
       Net investment income                                                         $  73,711,231
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                  $(127,037,101)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 (3,281,075)       $(130,318,176)
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                  $  45,267,744
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  2,808,753        $  48,076,498
--------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                          $ (82,241,678)
--------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operation                                $  (8,530,447)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

44        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Statements of Changes in Net Assets

For the Six Months Ended 4/30/09 and the Year Ended 10/31/08, respectively

--------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     4/30/09              Year Ended
                                                                     (unaudited)          10/31/08
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   73,711,231       $  172,321,165
Net realized loss on investments and foreign
  currency transactions                                                (130,318,176)         (37,017,129)
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                          48,076,498         (744,809,721)
--------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations              $   (8,530,447)      $ (609,505,685)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.65 and $1.07 per share, respectively)                 $  (61,014,668)      $ (117,007,302)
   Class B ($0.61 and $0.98 per share, respectively)                     (6,543,922)         (11,706,103)
   Class C ($0.61 and $0.98 per share, respectively)                    (27,717,794)         (47,074,030)
   Class Y ($0.65 and $1.10 per share, respectively)                     (5,780,501)          (4,599,648)
   Class Z ($0.67 and $1.11 per share, respectively)                       (163,433)             (93,462)
Net realized gain:
   Class A ($0.00 and $0.11 per share, respectively)                 $           --       $  (11,626,930)
   Class B ($0.00 and $0.11 per share, respectively)                             --           (1,378,099)
   Class C ($0.00 and $0.11 per share, respectively)                             --           (5,275,114)
   Class Y ($0.00 and $0.11 per share, respectively)                             --             (216,293)
   Class Z ($0.00 and $0.11 per share, respectively)                             --                 (862)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (101,220,318)      $ (198,977,843)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  268,393,514       $  934,606,415
Reinvestment of distributions                                            63,005,331          130,817,482
Cost of shares repurchased                                             (371,239,351)      (1,159,572,916)
   Net increase decrease in net assets resulting from
     Fund share transactions                                         $  (39,840,506)      $  (94,149,019)
--------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                        $ (149,591,271)      $ (902,632,547)
NET ASSETS:
Beginning of period                                                   1,243,640,131        2,146,272,678
--------------------------------------------------------------------------------------------------------
End of period                                                        $1,094,048,860       $1,243,640,131
--------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (7,879,045)      $   19,630,042
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        45

---------------------------------------------------------------------------------------------------------
                                     '09 Shares       '09 Amount             '08 Shares       '08 Amount
                                     (unaudited)      (unaudited)
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                           27,780,114     $185,153,725            64,231,474     $ 706,399,059
Reinvestment of distributions          6,485,574       43,080,689             8,783,363        95,007,758
Less shares repurchased              (41,571,398)    (278,505,097)          (83,768,449)     (910,222,109)
                                     --------------------------------------------------------------------
   Net decrease                       (7,305,710)    $(50,270,683)          (10,753,612)    $(108,815,292)
                                     ====================================================================
CLASS B
Shares sold                              842,179     $  5,635,899             1,872,999     $  20,776,025
Reinvestment of distributions            434,086        2,873,094               543,181         5,872,664
Less shares repurchased               (1,888,234)     (12,650,618)           (4,020,218)      (43,426,405)
                                     --------------------------------------------------------------------
   Net decrease                         (611,969)    $ (4,141,625)           (1,604,038)    $ (16,777,716)
                                     ====================================================================
CLASS C
Shares sold                            7,058,466     $ 47,079,577            12,453,883     $ 137,480,872
Reinvestment of distributions          1,956,975       12,913,887             2,358,488        25,370,625
Less shares repurchased               (9,220,199)     (61,785,850)          (17,457,701)     (187,400,662)
                                     --------------------------------------------------------------------
   Net decrease                         (204,758)    $ (1,792,386)           (2,645,330)    $ (24,549,165)
                                     ====================================================================
CLASS Y
Shares sold                            4,143,671     $ 28,943,578             5,986,739     $  64,817,327
Reinvestment of distributions            621,664        4,065,961               441,547         4,501,261
Less shares repurchased               (2,595,943)     (16,890,368)           (1,593,514)      (16,344,391)
                                     --------------------------------------------------------------------
   Net increase                        2,169,393     $ 16,119,171             4,834,772     $  52,974,197
                                     ====================================================================
CLASS Z
Shares sold                              231,732     $  1,580,735               483,865     $   5,133,132
Reinvestment of distributions             10,371           71,700                 6,611            65,174
Less shares repurchased                 (204,887)      (1,407,418)             (194,606)       (2,179,349)
                                     --------------------------------------------------------------------
   Net increase                           37,216     $    245,017               295,870     $   3,018,957
                                     ====================================================================

The accompanying notes are an integral part of these financial statements.


46        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended
                                                        4/30/09        Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                        (unaudited)    10/31/08    10/31/07     10/31/06     10/31/05   10/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $   7.56    $  12.30    $    12.34   $  11.88     $  11.79     $ 11.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.48    $   1.03    $     0.96   $   0.90     $   0.90     $  0.69
 Net realized and unrealized gain (loss)
  on investments and foreign currency transactions            (0.49)      (4.59)         0.04       0.49         0.09        0.89
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  (0.01)   $  (3.56)   $     1.00   $   1.39     $   0.99     $  1.58
Distributions to shareowners:
 Net investment income                                     $  (0.65)   $  (1.07)   $    (0.98)  $  (0.90)    $  (0.90)    $ (0.89)
 Net realized gain                                               --       (0.11)        (0.06)    ( 0.03)          --       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (0.65)   $  (1.18)   $    (1.04)  $  (0.93)    $  (0.90)    $ (1.10)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                             $     --    $     --    $       --   $   0.00(b)  $   0.00(b)  $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.66)   $  (4.74)   $    (0.04)  $   0.46     $   0.09     $  0.48
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   6.90    $   7.56    $    12.30   $  12.34     $  11.88     $ 11.79
====================================================================================================================================
Total return*                                                  0.49%     (31.45)%        8.30%     12.12%        8.52%      14.82%
Ratio of net expenses to average net assets+                   1.10%**     1.10%         1.06%      1.10%        1.04%       0.75%
Ratio of net investment income to average net assets+         14.13%**     9.25%         7.73%      7.44%        7.40%       8.02%
Portfolio turnover rate                                          15%**       25%           31%        41%          36%         50%
Net assets, end of period (in thousands)                   $643,097    $759,925    $1,369,044   $659,845     $343,886     $70,063
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                  1.40%**     1.18%         1.06%      1.18%        1.18%       1.41%
 Net investment income (loss)                                 13.83%**     9.17%         7.73%      7.37%        7.26%       7.36%
Ratios with waiver of fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                  1.10%**     1.10%         1.06%      1.10%        1.04%       0.75%
 Net investment income                                        14.13%**     9.25%         7.73%      7.44%        7.40%       8.02%
------------------------------------------------------------------------------------------------------------------------------------

(a) The Fund Commenced operations on August 27, 2001 and was first publicly offered on December 1, 2003.
(b)  Amount rounds to less than once cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        47

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          4/30/09      Year Ended   Year Ended   Year Ended  Year Ended  12/1/03 (a)
                                                          (unaudited)  10/31/08     10/31/07     10/31/06    10/31/05    to 10/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                      $  7.54      $ 12.27      $  12.31     $  11.85    $ 11.76     $ 11.47
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.44      $  0.93      $   0.86     $   0.80    $  0.80     $  0.82
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                         (0.49)       (4.57)         0.03         0.49       0.09        0.49
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $ (0.05)     $ (3.64)     $   0.89     $   1.29    $  0.89     $  1.31
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                    $ (0.61)     $ (0.98)     $  (0.87)    $  (0.80)   $ (0.80)    $ (0.81)
 Net realized gain                                             --        (0.11)        (0.06)       (0.03)        --       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $ (0.61)     $ (1.09)     $  (0.93)    $  (0.83)   $ (0.80)    $ (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                            $    --      $    --      $     --     $   0.00(b) $  0.00(b)  $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.66)     $ (4.73)     $  (0.04)    $   0.46    $  0.09     $  0.29
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  6.88      $  7.54      $  12.27     $  12.31    $ 11.85     $ 11.76
====================================================================================================================================
Total return*                                                0.02%      (32.02)%        7.41%       11.25%      7.62%      12.12%(c)
Ratio of net expenses to average net assets+                 2.00%**      1.92%         1.86%        1.96%      1.91%       1.58%**
Ratio of net investment income to average net assets+       13.26%**      8.47%         6.93%        6.63%      6.57%       7.26%**
Portfolio turnover rate                                        15%**        25%           31%          41%        36%         50%(c)
Net assets, end of period (in thousands)                  $71,928      $83,412      $155,523     $130,563    $98,462     $20,408
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                2.13%**      1.92%         1.86%        1.96%      1.97%       2.20%**
 Net investment income                                      13.13%**      8.47%         6.93%        6.60%      6.51%       6.64%**
Ratios with waiver of fees paid by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                2.00%**      1.92%         1.85%        1.96%      1.91%       1.58%**
 Net investment income                                      13.26%**      8.47%         6.94%        6.60%      6.57%       7.26%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class B shares were first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)  Not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


48        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended
                                                        4/30/09      Year Ended   Year Ended   Year Ended  Year Ended    12/1/03 (a)
                                                        (unaudited)  10/31/08     10/31/07     10/31/06    10/31/05      to 10/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                    $   7.51     $  12.24     $  12.28     $  11.82    $  11.74      $ 11.47
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.44     $   0.93     $   0.86     $   0.80    $   0.80      $  0.77
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                        (0.48)       (4.57)        0.04         0.49        0.08         0.47
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $  (0.04)    $  (3.64)    $   0.90     $   1.29    $   0.88      $  1.24
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                  $  (0.61)    $  (0.98)    $  (0.88)    $  (0.80)   $  (0.80)     $ (0.76)
 Net realized gain                                            --        (0.11)       (0.06)       (0.03)         --        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $  (0.61)    $  (1.09)    $  (0.94)    $  (0.83)   $  (0.80)     $ (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                          $     --     $     --     $     --     $   0.00(b) $   0.00(b)   $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.65)    $  (4.73)    $  (0.04)    $   0.46    $   0.08      $  0.27
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   6.86     $   7.51     $  12.24     $  12.28    $  11.82      $ 11.74
====================================================================================================================================
Total return*                                               0.15%      (32.08)%       7.48%       11.30%       7.60%       11.45%(c)
Ratio of net expenses to average net assets+                2.00%**      1.85%        1.82%        1.89%       1.84%        1.51%**
Ratio of net investment income to average net assets+      13.25%**      8.55%        6.96%        6.66%       6.63%        7.30%**
Portfolio turnover rate                                       15%**        25%          31%          41%         36%          50%(c)
Net assets, end of period (in thousands)                $315,723     $347,459     $598,195     $413,213    $288,314      $92,501
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                               2.01%**      1.85%        1.82%        1.89%       1.91%        2.11%**
 Net investment income                                     13.24%**      8.55%        6.96%        6.66%       6.56%        6.70%**
Ratios with waiver of fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                               2.00%**      1.85%        1.82%        1.89%       1.84%        1.51%**
 Net investment income                                     13.25%**      8.55%        6.96%        6.66%       6.63%        7.30%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        49

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          4/30/09        Year Ended    Year Ended       12/28/05 (a)
                                                                          (unaudited)    10/31/08      10/31/07         to 10/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $  7.46        $ 12.10       $ 12.19          $11.95
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.44        $  1.05       $  0.97          $ 0.77
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                         (0.44)         (4.48)        (0.01)          0.23
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $  0.00        $ (3.43)      $  0.96          $ 1.00
Distributions to shareowners:
 Net investment income                                                      (0.65)         (1.10)        (0.99)          (0.76)
 Net realized gain                                                             --          (0.11)        (0.06)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (0.65)       $ (4.64)      $ (0.09)         $ 0.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  6.81        $  7.46       $ 12.10          $12.19
====================================================================================================================================
Total return*                                                                0.68%        (30.96)%        8.12%           8.63%(b)
Ratio of net expenses to average net assets+                                 0.82%**        0.74%         0.70%           0.73%**
Ratio of net investment income to average net assets+                       14.42%**        9.82%         8.05%           7.66%**
Portfolio turnover rate                                                        15%**          25%           31%             41%(b)
Net assets, end of period (in thousands)                                  $60,874        $50,477       $23,414          $   36
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                0.82%**        0.74%         0.70%           0.73%**
 Net investment income                                                      14.42%**        9.82%         8.05%           7.66%**
Ratios with waiver of fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                                0.82%**        0.74%         0.70%           0.73%**
 Net investment income                                                      14.42%**        9.82%         8.05%           7.66%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on December 28, 2005
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


50        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Six Months
                                                                                       Ended
                                                                                       4/30/09          Year Ended       7/6/07 (a)
                                                                                       (unaudited)      10/31/08         to 10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                   $ 7.79           $12.31           $12.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                 $ 0.58           $ 1.07           $ 0.33
 Net realized and unrealized loss on investments
  and foreign currency transactions                                                     (0.58)           (4.37)           (0.35)
------------------------------------------------------------------------------------------------------------------------------------
 Net decrease from investment operations                                               $ 0.00           $(3.30)          $(0.02)
Distributions to shareowners:
 Net investment income                                                                  (0.67)           (1.11)           (0.32)
 Net realized gain                                                                         --            (0.11)              --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                        $(0.67)          $(4.52)          $(0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 7.12           $ 7.79           $12.31
====================================================================================================================================
Total return*                                                                            0.68%          (29.21)%          (0.09)%(b)
Ratio of net expenses to average net assets+                                             0.90%**          0.90%            0.69%**
Ratio of net investment income to average net assets+                                   14.29%**          9.85%            8.30%**
Portfolio turnover rate                                                                    15%**            25%              31%(b)
Net assets, end of period (in thousands)                                               $2,427           $2,366           $   97
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                                            1.49%**          1.11%            0.69%**
 Net investment income                                                                  13.70%**          9.64%            8.30%**
Ratios with waiver of fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                                            0.90%**          0.90%            0.69%**
 Net investment income                                                                  14.29%**          9.85%            8.30%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        51

Notes to Financial Statements | 4/30/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to voting, redemptions, dividends and liquidation proceeds. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for Class A, Class B, Class C and Class R shares. There is no distribution plan for Class Y shares and Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses contain unaudited


52        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09
information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At April 30, 2009 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

     Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

     All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        53

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


54        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

     The tax character of distributions paid during the year ended October 31, 2008 was as follows:

     ---------------------------------------------------------------------------
                                                                           2008
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                               $184,322,998
     Long-term capital gain                                          14,654,845
     ---------------------------------------------------------------------------
      Total                                                        $198,977,843
    ============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:

     ---------------------------------------------------------------------------
                                                                           2008
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $  26,612,445
     Capital loss carryforward                                      (58,199,667)
     Current year dividend payable                                   (5,171,586)
     Unrealized depreciation                                       (765,042,301)
     ---------------------------------------------------------------------------
        Total                                                     $(801,801,109)
    ============================================================================

  The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forward currency contracts and the tax basis adjustment on partnerships and interest on defaulted bonds.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $92,237 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2009.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C of the Fund, respectively (see
     Note 5). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 5).


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        55

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C, Class Y and Class Z shares can bear different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. As a seller


56        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09
     of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     The Fund had no credit default swap contracts in the portfolio or otherwise outstanding at April 30, 2009.

2.   Unfunded Loan Commitments

As of April 30, 2009, the Fund had no unfunded loan commitments which could be extended at the option of the borrower.

          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        57

3.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million 0.60% of the next $500 million, 0.55% or the next $500 million and 0.45% of the excess over $2 billion. Effective January 1, 2007, Pioneer's fee is subject to an additional breakpoint. The Fund pays Pioneer a fee at the annual rate of 0.55% of the Fund's average daily net assets greater than $1.5 billion. For the six months ended April 30, 2009, the net management fee was equivalent to 0.63% of the average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund expenses to 1.10%, 2.00% and 2.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A shares and through March 1, 2010 for Class B and Class C shares. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,075 in management fees, administrative costs and certain other fees payable to PIM at April 30, 2009.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund paid out-of-pocket expenses incurred by PIMSS related to shareholder activities such as proxy and statement mailings, outgoing phone calls and omnibus relation contracts. For the six months ended April 30, 2009, out-of-pocket expenses were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $267,629
 Class B                                                                 21,254
 Class C                                                                 92,046
 Class Y                                                                  3,968
 Class Z                                                                    261
--------------------------------------------------------------------------------
  Total                                                                $385,158
================================================================================

58        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $332,969 in transfer agent fees and shareholder communications expense payable to PIMSS at April 30, 2009.

5.   Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. For the period from November 1, 2007 through January 31, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,762 in distribution fees payable to PFD at April 30, 2009.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2009, CDSCs in the amount of $160,986 were paid to PFD.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $165 million or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on collective borrowings is payable as follows: if the London Interbank Offered Rate (LIBOR) on the related borrowing date is greater than or equal to the Federal Funds Rate on such date, the loan bears interest at the LIBOR rate plus 1.25% on an annualized basis, or if the LIBOR rate on the related borrowing date is less then the Federal Funds Rate on such date, the loan bears interest at the Federal Funds Rate plus 1.25% on an annualized basis. The Funds pay an


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        59
annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2009, the Fund had no borrowings under this agreement.

7.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2009, the Fund's expenses were reduced by $3,382 under such arrangements.

8.   Forward Foreign Currency Contracts

At April 30, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at April 30, 2009 were as follows:

--------------------------------------------------------------------------------------------------
              Net                                                                      Net
             Contracts to         In Exchange      Settlement                          Unrealized
Currency     (deliver)/receive    For              Date             Value              Gain (Loss)
--------------------------------------------------------------------------------------------------
EUR
(Euro)          7,600,000         $ 10,051,235     5/04/09          $ 10,078,276       $  27,041
EUR
(Euro)        (22,000,000)        $(28,941,880)    5/04/09          $(29,176,202)      $(234,322)
EUR
(Euro)        (14,400,000)        $(19,084,896)    6/05/09          $(19,084,320)      $     576
--------------------------------------------------------------------------------------------------
                                                                                       $(206,705)
==================================================================================================

At April 30, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a settlement hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At April 30, 2009, the Fund's gross forward currency settlement contracts receivable and payable were $19,096,573 and $19,087,200, respectively, resulting in a net receivable of $9,373.

9.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


60        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


          Pioneer Global High Yield Fund | Semiannual Report | 4/30/09        61
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68        Pioneer Global High Yield Fund | Semiannual Report | 4/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                 www.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 29, 2009

* Print the name and title of each signing officer under his or her signature.